                             2000 SEMI-ANNUAL REPORT

                      =====================================

                                       THE
                                      ROYCE
                                      FUNDS


                       VALUE INVESTING IN SMALL COMPANIES
                             FOR MORE THAN 25 YEARS

                                ROYCE VALUE TRUST

                              ROYCE MICRO-CAP TRUST

                                ROYCE FOCUS TRUST

                     =====================================












                               www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS
-------------------------------------------------------------------------------

ROYCE & ASSOCIATES, INC. MANAGES THREE CLOSED-END FUNDS: ROYCE VALUE TRUST, THE FIRST SMALL-CAP VALUE CLOSED-END FUND OFFERING; ROYCE MICRO-CAP TRUST, THE ONLY MICRO-CAP CLOSED-END FUND; AND ROYCE FOCUS TRUST, A CLOSED-END FUND THAT INVESTS IN A LIMITED NUMBER OF DOMESTIC AND FOREIGN COMPANIES.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund's Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds where the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

- Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

- In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

- A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

- The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

- Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust has adopted a quarterly distribution policy.

WE BELIEVE THAT THE CLOSED-END FUND STRUCTURE IS VERY SUITABLE FOR THE LONG-TERM INVESTOR WHO UNDERSTANDS THE BENEFITS OF A STABLE POOL OF CAPITAL.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor's total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds' Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 18.

                                                                 THE ROYCE FUNDS
-------------------------------------------------------------------------------


SEMI-ANNUAL REPORT REFERENCE GUIDE
-------------------------------------------------------------------------------
[GRAPHIC: Looking through magnifying glass at The Royce Funds newspaper listing]

FOR MORE THAN 25 YEARS, OUR APPROACH HAS FOCUSED ON EVALUATING A COMPANY'S CURRENT WORTH -- OUR ASSESSMENT OF WHAT WE BELIEVE A KNOWLEDGEABLE BUYER MIGHT PAY TO ACQUIRE THE ENTIRE COMPANY, OR WHAT WE THINK THE VALUE OF THE COMPANY SHOULD BE IN THE STOCK MARKET. THIS ANALYSIS TAKES INTO CONSIDERATION A NUMBER OF RELEVANT FACTORS, INCLUDING THE COMPANY'S FUTURE PROSPECTS. WE SELECT THESE SECURITIES USING A RISK-AVERSE VALUE APPROACH, WITH THE EXPECTATION THAT THEIR MARKET PRICES SHOULD INCREASE TOWARD OUR ESTIMATE OF THEIR CURRENT WORTH, RESULTING IN CAPITAL APPRECIATION FOR FUND INVESTORS.

LETTER TO OUR STOCKHOLDERS:
WHO WANTS TO BE A MILLIONAIRE...WHO WANTS TO BE A SURVIVOR?                               2
THROUGH THEIR EYES: PROFILES OF TWO ROYCE EMPLOYEES                                       8
SMALL-CAP MARKET CYCLE PERFORMANCE                                                       10
HISTORY SINCE INCEPTION                                                                  11
PERFORMANCE AND PORTFOLIO REVIEW:
ROYCE VALUE TRUST, ROYCE MICRO-CAP TRUST, ROYCE FOCUS TRUST                              12
DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS                                      18
UPDATES AND NOTES: WHAT'S NEW AT www.roycefunds.com                                      19
SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS                                  20
POSTSCRIPT: REMEMBER Y2K?                                                  INSIDE BACK COVER

-------------------------------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2000
-------------------------------------------------------------------------------
                           2ND QUARTER    JAN-JUNE                                               FROM        INCEPTION
FUND                          2000*         2000*       1-YEAR        3-YEAR       5-YEAR      INCEPTION       DATE
------------------------------------------------------------------------------------------------------------------------
ROYCE VALUE TRUST            1.82%          7.77%        14.75%       11.94%       14.74%       12.97%       11/26/86
ROYCE MICRO-CAP TRUST        2.09          11.18         22.39        10.93        14.21        13.75        12/14/93
ROYCE FOCUS TRUST           -0.83           0.84         -0.44         2.23         n/a          7.13         11/1/96**
Russell 2000                -3.78           3.04         14.33        10.57        14.27         n/a

   Royce Value Trust's 10-year NAV average annual total return for the period ended 6/30/00 was 14.17%.
*  Not annualized.
** Date Royce & Associates, Inc. assumed investment management responsibility.

LETTER TO OUR STOCKHOLDERS
-------------------------------------------------------------------------------

 [GRAPHIC: The Royce Funds portfolio managers on desert island Blaustein 2000]

SURVIVORS ON VALUE ISLAND
WHO WANTS TO BE A MILLIONAIRE...
WHO WANTS TO BE A SURVIVOR?

       What a difference the turn of a century makes! Just six months ago, the world seemed like a very different place, dominated by large-cap companies, Internet IPOs (Initial Public Offerings) and growth-stock investing. Market savvy was the province of those who ignored traditional valuation yardsticks and breezily asserted, "This time it's different." For one brief, heady moment, it seemed as if anyone who wanted to be a millionaire could be, and it did not require sweating it out with Regis Philbin. All it took was a hot stock tip or two and the click of a mouse. Today, thanks to a once unthinkable bear market in the Nasdaq Composite and a bursting bubble in Internet (particularly e-commerce) stock performance, we are in a market in which the discarded investment ideas of the past -- small-cap companies, energy stocks and value investing -- now look like great finds at an eBay auction. In fact, swashbuckling, multi-millionaire hedge fund managers, once the toast of the investment world, now look like the exiled participants on the hit series, SURVIVOR. Whoever said life imitates art (or at least television) must have known something about the stock market.

       The changes involve not just a shift in market psychology, but perhaps in market leadership as well. Small-cap stocks arrived late to the high-return party, finally showing up in 2000's opening quarter, just before the Federal Reserve helped break up the celebration by once again raising interest rates. THE ARRIVAL OF SMALL-CAPS WAS WELCOME NEWS FOR THOSE OF US WHO WATCHED THE SMALL-CAP RUSSELL 2000 FINISH THIRD IN A THREE-INDEX RACE BEHIND THE NASDAQ COMPOSITE AND S&P 500 FOR MUCH OF THE LATE `90S. Yet, after starting the new year in fine fashion -

[SIDEBAR]
[PHOTO]
CHARLES M. ROYCE, PRESIDENT

       WHILE MOST INVESTORS KNOW THAT THE RUSSELL 2000 IS AN INDEX OF SMALL-CAP COMPANIES, VERY FEW KNOW MUCH ABOUT WHAT COMPRISES THE INDEX OR ITS HISTORY. FRANK RUSSELL CO., A PENSION-CONSULTING FIRM BASED IN TACOMA, WASHINGTON, CREATED THE INDEX ON JANUARY 1, 1979. IT ACTUALLY REPRESENTS THE 2000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH IS MADE UP OF THE LARGEST 3000 PUBLICLY TRADED DOMESTIC COMPANIES. THE RUSSELL 1000 COMPRISES THE LARGEST 1000 COMPANIES. ALTHOUGH THE SMALL-CAP RUSSELL 2000 INCLUDES TWICE AS MANY COMPANIES AS THE RUSSELL 1000, IT ACCOUNTS FOR LESS THAN 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000.

       UNLIKE THE S&P INDICES, WHICH ARE REBALANCED AS MEMBERSHIP CRITERIA DICTATE, THE RUSSELL INDICES ARE REBALANCED ANNUALLY IN JUNE. THIS ONCE-A-YEAR EXERCISE CAN OFTEN MEAN HUGE SWINGS IN INDIVIDUAL SECURITIES' PRICES AS NAMES ENTER OR FALL OUT OF THE REBALANCED INDEX. RUMORS OF PROSPECTIVE INCLUSION (OR EXCLUSION) PRIOR TO THE

(cont'd on page 4)


2 |THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 all three indices were up in the first quarter -- the trio posted negative second-quarter returns. As befits latecomers, small-caps endured the post-boom hangover with more grace than their large-cap counterparts. The Russell 2000 (+3.0% year-to-date) was the only one of the three indices to finish the six months in positive territory (S&P 500: -0.4% YTD; Nasdaq
Composite: -2.5% YTD).

       The Russell 2000 managed to outperform the other indices year-to-date despite suffering a 25% decline from March 9, 2000 through April 14, 2000. This took place against a backdrop of rising interest rates, lower overall equity returns (the S&P 500's one-year trailing total return dropped to 7.3% from 21.1% at 12/31/99) and higher market volatility. According to THE NEW YORK TIMES, the Nasdaq Composite rose or fell 3% or more in a single trading session on only 40 occasions from 1971 to 1997. Between 1998 and 1999, there were 35 such occasions. Through the first six months of 2000, there were 41, or roughly one out of every three trading sessions year-to-date. HISTORICALLY, A MORE VOLATILE, LOWER RETURN ENVIRONMENT HAS GENERALLY BEEN POSITIVE FOR SMALL-CAP VALUE INVESTING, YET IT'S STILL TOO EARLY TO GAUGE WHETHER SMALL-CAPS CAN DEVELOP AND EXTEND MARKET LEADERSHIP.

IT'S A SMALL WORLD

     Although small-caps had a strong opening quarter, they actually began to show some life late in 1999, with the Russell 2000 edging past the S&P 500 for the calendar year (21.3% versus 21.1%). Nevertheless, expectations for our asset class were low entering the current year, and the considerable downturn from 3/9/00 - 4/14/00 probably did little to raise many investors' hopes. INTERMEDIATE-TERM PERFORMANCE, HOWEVER, HAS BEEN STRONG. AS SHOWN BELOW, THE RUSSELL 2000 HELD A ONE-YEAR TRAILING RETURN ADVANTAGE AT 6/30/00 VERSUS THE S&P 500 AND AN EDGE FROM THE 10/8/98 SMALL-CAP MARKET TROUGH. In addition, the Russell 2000 held a slight advantage from the S&P 500's market cycle low on 8/31/98 through 6/30/00 (+56.7% versus +55.6%).

                                [BARCHART]

RUSSELL 2000 VS. S&P 500: CUMULATIVE TOTAL RETURNS

                        Russell 2000           S&P 500
2000 YTD                   3.0%                -0.4%
1-YR ENDED 6/30/00        14.3%                 7.3%
10/8/98 - 6/30/00         70.3%                54.9%

[SIDENOTE]

Today, thanks to a once unthinkable bear market in the Nasdaq Composite and a bursting bubble in Internet (particularly e-commerce) stock performance, we are in a market in which the discarded investment ideas of the past -- small-cap companies, energy stocks and value investing -- now look like great finds at an eBay auction.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000  | 3

LETTER TO OUR STOCKHOLDERS
-------------------------------------------------------------------------------

       After dominating performance within small-cap in late 1998, all of 1999 and early 2000, Technology stocks tumbled, losing 16% in the second quarter and down 1% year-to-date. Timely first-quarter selling enabled all three portfolios to avoid losing much of what we had gained in Technology before the small-cap correction hit. In fact, the correction led us to re-purchase several Technology issues in April and May after we had sold them earlier in the year. Energy and Healthcare stepped in to take the lead as the Russell 2000's best-performing sectors through 6/30/00. Energy stocks rallied following a mostly disappointing 1999 and Healthcare drew most of its performance from red-hot biotechnology stocks in this year's first quarter. Depressed energy stock prices during 1999's first quarter gave us the opportunity to increase our exposure to this sector in each Fund's portfolio.

VALUE ADDED

       Value began the year looking like the losing tribe on SURVIVOR, unable to catch a fish or even start a fire. BUT AFTER FALLING BEHIND IN JANUARY AND FEBRUARY, VALUE PROVED THAT IT COULD SURVIVE SOME PRETTY TOUGH CONDITIONS, AS THE RUSSELL 2000 VALUE INDEX OUTPERFORMED THE RUSSELL 2000 GROWTH INDEX IN MARCH, APRIL AND MAY, AND FOR THE YEAR-TO-DATE PERIOD AS WELL. As we would expect, the performance edge from March through May occurred during an overall small-cap decline of 17.3% (as measured by the Russell 2000). The Russell 2000 Value index was down 0.5% versus a loss of 26.6% for the Russell 2000 Growth index. While the virtues of GROWTH may be alluring, inside small-cap, we think that VALUE'S virtues are more lasting, and better suited for a long-term investment horizon.

[LINE GRAPH]

               VALUE LED DURING THE DECLINE, OUTPERFORMING GROWTH
                        FROM 3/9/00 PEAK AND YEAR-TO-DATE

                                 Russell 2000         Russell 2000
                                 Value                Growth
              12/31/99                0.00%                0.00%
                1/3/00               -1.83%               -1.18%
                1/4/00               -3.93%               -6.07%
                1/5/00               -3.45%               -6.24%
                1/6/00               -2.98%               -7.72%
                1/7/00               -1.11%               -4.64%
               1/10/00               -0.10%               -0.84%
               1/11/00               -1.06%               -3.27%
               1/12/00               -1.30%               -3.96%
               1/13/00                0.06%               -1.15%
               1/14/00                0.78%                0.49%
               1/18/00                1.08%                2.21%
               1/19/00                1.52%                4.09%
               1/20/00                1.82%                6.31%
               1/21/00                2.31%                8.18%
               1/24/00                0.74%                5.66%
               1/25/00                0.29%                5.47%
               1/26/00                0.17%                5.39%
               1/27/00               -0.57%                4.54%
               1/28/00               -1.85%                1.31%
               1/31/00               -2.62%               -0.93%
                2/1/00               -1.55%                0.86%
                2/2/00               -0.96%                2.49%
                2/3/00                0.21%                5.56%
                2/4/00                0.22%                6.85%
                2/7/00                0.68%                8.81%
                2/8/00                0.59%               10.55%
                2/9/00                0.10%               10.39%
               2/10/00                0.15%               12.43%
               2/11/00               -0.81%               11.41%
               2/14/00               -0.71%               12.27%
               2/15/00               -0.11%               11.97%
               2/16/00                0.23%               14.24%
               2/17/00                1.07%               17.20%
               2/18/00               -0.60%               14.13%
               2/22/00               -0.87%               12.77%
               2/23/00               -0.40%               15.37%
               2/24/00               -0.15%               16.61%
               2/25/00                0.13%               17.29%
               2/28/00                0.17%               17.58%
               2/29/00                3.34%               22.12%
                3/1/00                3.75%               25.35%
                3/2/00                3.48%               24.11%
                3/3/00                4.81%               27.91%
                3/6/00                5.14%               28.86%
                3/7/00                3.65%               27.72%
                3/8/00                3.30%               27.77%
                3/9/00                4.62%               30.65%
               3/10/00                3.92%               30.36%
               3/13/00                2.50%               26.81%
               3/14/00                0.32%               22.56%
               3/15/00                0.45%               17.97%
               3/16/00                4.23%               20.44%
               3/17/00                4.26%               20.61%
               3/20/00                2.57%               13.31%
               3/21/00                3.12%               14.17%
               3/22/00                4.94%               19.08%
               3/23/00                5.04%               19.84%
               3/24/00                5.03%               19.96%
               3/27/00                4.67%               20.03%
               3/28/00                3.03%               16.31%
               3/29/00                2.71%               11.28%
               3/30/00                2.36%                7.78%
               3/31/00                3.82%                9.28%
                4/3/00                2.17%                2.82%
                4/4/00                0.85%                0.40%
                4/5/00                2.39%                3.33%
                4/6/00                4.12%                7.03%
                4/7/00                5.30%                9.65%
               4/10/00                2.64%                3.44%
               4/11/00                2.58%                0.69%
               4/12/00                1.93%               -4.37%
               4/13/00                1.59%               -5.51%
               4/14/00               -2.66%              -14.36%
               4/17/00               -2.02%              -13.03%
               4/18/00                0.62%               -5.92%
               4/19/00                0.60%               -5.82%
               4/20/00                0.68%               -7.35%
               4/24/00               -0.69%              -10.80%
               4/25/00                2.27%               -6.00%
               4/26/00                2.05%               -7.41%
               4/27/00                3.07%               -4.70%
               4/28/00                4.44%               -1.75%
                5/1/00                5.87%                1.49%
                5/2/00                4.21%               -1.90%
                5/3/00                2.56%               -4.00%
                5/4/00                3.63%               -2.62%
                5/5/00                5.19%               -0.04%
                5/8/00                4.05%               -3.46%
                5/9/00                3.12%               -5.88%
               5/10/00                1.29%              -10.07%
               5/11/00                3.79%               -6.72%
               5/12/00                4.10%               -6.43%
               5/15/00                5.33%               -5.00%
               5/16/00                6.15%               -2.84%
               5/17/00                5.04%               -4.17%
               5/18/00                3.96%               -6.31%
               5/19/00                2.51%               -9.07%
               5/22/00                1.64%              -11.13%
               5/23/00                0.50%              -14.52%
               5/24/00                1.04%              -13.91%
               5/25/00                0.18%              -15.22%
               5/26/00                0.67%              -15.12%
               5/30/00                2.71%              -10.12%
               5/31/00                2.84%              -10.35%
                6/1/00                4.51%               -6.10%
                6/2/00                6.25%               -0.57%
                6/5/00                5.57%               -0.01%
                6/6/00                5.64%               -0.60%
                6/7/00                6.08%                0.73%
                6/8/00                5.53%                0.45%
                6/9/00                6.33%                2.73%
               6/12/00                5.23%               -1.28%
               6/13/00                6.40%               -0.30%
               6/14/00                6.13%               -1.37%
               6/15/00                6.34%               -0.65%
               6/16/00                6.02%                0.01%
               6/19/00                7.20%                2.23%
               6/20/00                7.02%                3.30%
               6/21/00                6.95%                3.99%
               6/22/00                4.76%                1.32%
               6/23/00                4.52%               -0.06%
               6/26/00                5.20%                1.44%
               6/27/00                4.65%               -0.87%
               6/28/00                6.40%                2.24%
               6/29/00                5.52%                0.08%
               6/30/00                5.85%                1.23%

     Prior to the current period, it had been more than two years since anyone used the words "value" and "outperformance" together in the same sentence. INTERESTINGLY, VALUE HAD OUTPERFORMED GROWTH IN EVERY RUSSELL 2000 FULL-MARKET CYCLE SINCE THE INDEX'S INCEPTION IN 1979 EXCEPT THE MOST RECENT ONE THAT RAN FROM 4/21/98 THROUGH 3/9/00. NOT ONLY DID VALUE

[SIDEBAR (continued)]

ANNUAL REBALANCING, AND THE SUBSEQUENT EFFECT ON A STOCK'S PRICE, FREQUENTLY LEAD TO A FLURRY OF TRADING. INVESTORS SEEK TO ANTICIPATE THE NEW COMPOSITION, KNOWING THAT MUTUAL FUNDS THAT MIMIC THE INDEX WILL NEED TO BUY LARGE AMOUNTS OF THE NEW MEMBERS AND SELL OFF SHARES OF THE DISPLACED.

THE LARGEST COMPANY IN THE RUSSELL 2000 PRIOR TO THE JUNE 30 REBALANCING WAS BROADVISION, WHICH SPORTED A MARKET CAPITALIZATION OF APPROXIMATELY $10 BILLION
- HARDLY A SMALL-CAP COMPANY. IN CONTRAST, THE LARGEST COMPANY IN THE NEW, REBALANCED INDEX HAS A MARKET CAP OF APPROXIMATELY $3.9 BILLION. THE SMALLEST COMPANY'S MARKET CAP IS APPROXIMATELY $80 MILLION.

THERE ARE PLENTY OF NEW NAMES IN THE REBALANCED RUSSELL 2000. APPROXIMATELY 500 COMPANIES, ABOUT 26% OF THE INDEX, WERE ADDED TO REPLACE THOSE THAT DROPPED OUT DUE TO CAPITALIZATION CUTOFFS OR MERGERS. IN TERMS OF INDUSTRY SECTORS, TECHNOLOGY REMAINS THE LARGEST, BUT ITS WEIGHTING HAS BEEN REDUCED FROM APPROXIMATELY 23% TO 20%. INSIDE THE TECHNOLOGY SECTOR, THE NUMBER OF INTERNET COMPANIES INCREASED FROM 65 TO APPROXIMATELY 160 AND THEIR TOTAL WEIGHTING MORE THAN DOUBLED FROM 4.0% TO 8.5%.

(cont'd on page 6)


4 |THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

UNDERPERFORM IN THAT CYCLE, BUT IT ALSO POSTED A NEGATIVE RETURN OVER A FULL CYCLE, FOR THE FIRST TIME SINCE THE INDEX'S INCEPTION. In the current cycle that began on March 9, 2000, value has performed more in line with its historical norm, providing substantially better down market performance. As value managers, maybe we should be careful what we wish for -- better performance from small-cap value may correspond with more difficult equity market conditions overall.

THE ENVELOPE, PLEASE

       In the more dynamic first quarter, Royce Micro-Cap Trust outperformed the Russell 2000 on a net asset value (NAV) basis, while the more conservatively managed Royce Value Trust and Royce Focus Trust lagged in what was the best first-quarter start for small-cap companies since 1991. In the more difficult second quarter, however, all three closed-end offerings outperformed the small-cap index on an NAV basis. In addition, both Royce Value Trust and Royce Micro-Cap Trust were ahead of the Russell 2000 on an NAV basis year-to-date through June 30, 2000.

[BAR CHART]

       2000 YEAR-TO-DATE NAV RESULTS FOR THE ROYCE FUNDS VS. RUSSELL 2000

      Royce Value        Royce Micro-Cap        Royce Focus      Russell
        Trust                Trust                Trust           2000
        7.77%                11.18%                0.84%          3.04%

       Performance in the new small-cap market cycle that began on March 9 struck a relatively more encouraging note -- all three funds were ahead of the small-cap benchmark, with Royce Value Trust and Royce Focus Trust off less than 1%. In contrast, the Russell 2000 was off 14.4% from the March 9, 2000 peak through June 30. Noteworthy performance was turned in by Royce Micro-Cap Trust, our best closed-end year-to-date performer, +11.2% year-to-date through 6/30/00. While we are pleased with recent relative performance, we know that we have to maintain some perspective on what has so far been a near-term recovery for small-cap value (for more complete performance information, see pages 10-17).

[SIDENOTE]

Prior to the current period, it had been more than two years since anyone used the words "value" and "outperformance" together in the same sentence.










5 |THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

LETTER TO OUR STOCKHOLDERS
-------------------------------------------------------------------------------
            [GRAPHIC: The Royce Funds baseball team Blaustein 2000]

CYCLICAL MARKETS, EMOTIONAL INVESTORS

       Many investors simply go where the action is, or where they think it is. Media stories focusing on the return to traditional measures of valuation may not represent anything more than the fact that value is what seems to be working right now. Unless they are avowed value investors like ourselves, most people are not terribly philosophical about investing, they simply want the best returns. If better returns seem to be coming from stocks with attractive valuations, then that is where the money will flow. While this may appear to be cynicism on our part, it actually represents our ongoing faith both in cyclical markets and emotional investors.

       While momentum and emotion will remain potent motivators, most investors now seem to realize that millions are not easily made by answering trivial questions on a one-hour game show or by investing in every stock whose name begins with a small "e" or "i." Throughout the euphoria of the previous cycle, we resisted the siren song of what looked like easy, short-term gains. Instead, we chose to concentrate on a

[SIDENOTE]

Throughout the euphoria of the previous cycle, we resisted the siren song of what looked like easy, short-term gains. Instead, we chose to concentrate on a long-term time frame and continued to select securities using the same criteria that we always have, even though our methods looked antiquated to some observers at the time.

[SIDEBAR]

Financial Services remains the second largest sector, followed by Consumer Services, Healthcare and Capital Goods.

The new, rebalanced Russell 2000 contains more companies with no expected earnings - according to data from First Call and I/B/E/S, approximately 20% are expected to lose money, versus 14% from the previously constructed small-cap index. The newly constructed Russell 2000 is cheaper in terms of valuation as measured by both P/E (Price Earnings) and PEG (P/E-to-Growth) ratios.

Despite a rebalancing policy that generally results in substantial annual changes, as well as significant competition from other vendors (S&P, Wilshire, Callan, Lipper and soon, Dow Jones), Russell remains the oldest and probably the most recognizable small-cap index.

Reconstituted Index data provided by Frank Russell Co. and Morgan Stanley Dean Witter.


6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

[PHOTO]
(L-R) CHARLIE DREIFUS, JACK FOCKLER, BUZZ ZAINO,
WHITNEY GEORGE, CHUCK ROYCE

long-term time frame and continued to select securities using the same criteria that we always have, even though our methods looked antiquated to some observers at the time. Today, this same approach may look like the next big thing to some of those same people. REGARDLESS OF WHAT'S TRENDY, WE STILL BELIEVE THAT PORTFOLIO DIVERSIFICATION, ATTRACTIVE VALUATIONS AND LONG-TERM INVESTING CAN CONTINUE TO HELP PEOPLE MEET THEIR FINANCIAL GOALS, REGARDLESS
OF WHETHER THEY WANT TO BE "MILLIONAIRES" OR JUST "SURVIVORS."

LOWER OVERALL RETURNS, BETTER SMALL-CAP VALUE PERFORMANCE?

       We have been claiming that the market's high returns were too good to last (our own take on "irrational exuberance") since 1997. However poor or premature our forecasting has been, our guess is that equity returns going forward will be closer to their historical norms than they were through the late `90s, and that this would be a positive development for small-cap value investors. More historically typical equity returns do not necessarily mean lower, or negative, small-cap returns. WHILE HISTORICAL MARKET PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS, OUR RESEARCH INDICATES THAT WHEN THE S&P 500 HAS PROVIDED WHAT WE VIEW AS A MORE NORMAL LEVEL OF RETURN (13.8% OR LOWER ON A ROLLING 10-YEAR BASIS), SMALL-CAPS TENDED TO OUTPERFORM LARGE-CAPS ON AVERAGE ABOUT 80% OF THE TIME.*

       We believe that small-caps are finally reversing the significant performance divergence that previously plagued the asset class. IN FACT, WE THINK THAT THE MAJOR MARKET PEAKS IN MARCH COINCIDED WITH A LEADERSHIP SHIFT FAVORING SMALL-CAPS IN GENERAL AND SMALL-CAP VALUE IN PARTICULAR. At a minimum, we think we are in the early innings of a new game, prepared as always to play every inning with the same consistent approach.

       Finally, we invite you to visit our continually evolving website at www.roycefunds.com and to meet on page 8 of this report two of our valued team members, Espie Spaulding and Dan O'Byrne, who make it a pleasure to work at Royce & Associates.


Sincerely,

/s/ Charles M. Royce         /s/ W. Whitney George      /s/ Jack E. Fockler, Jr.
 Charles M. Royce              W. Whitney George           Jack E. Fockler, Jr.
    PRESIDENT                    VICE PRESIDENT                VICE PRESIDENT

July 31, 2000

* Our examination of 10-year rolling return periods from 1936 - 1999, including what we designated as above-average, average and below-average returns, showed that small-cap stocks outperformed large-cap stocks in 82% of the average and below-average S&P 500 10-year return periods and underperformed in 75% of the above-average S&P 500 10-year return periods. For small-cap stocks, we used the Center for Research in Security Prices 6-10 index, an unmanaged composite of the bottom five deciles of stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market. For large-cap stocks, we used the S&P 500, an unmanaged index of domestic large-cap stocks.

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 7

THROUGH THEIR EYES
-------------------------------------------------------------------------------

IN A BUSINESS CHARACTERIZED BY HIGH EMPLOYEE TURNOVER IN A CITY WHERE PEOPLE COME AND GO WITH ALARMING SPEED, WE ARE PROUD TO COUNT MANY LONG-TERM STAFF MEMBERS. IN FACT, AS OF JUNE 30, 2000, 44% OF ROYCE EMPLOYEES HAVE BEEN WITH THE FIRM MORE THAN FIVE YEARS. THE EVOLUTION OF THE FIRM IS CHARTED BELOW THROUGH THE EYES OF TWO PEOPLE WHO CONTINUE TO MAKE SIGNIFICANT CONTRIBUTIONS, AND WHO MAKE WORKING AT ROYCE THE SPECIAL EXPERIENCE THAT IT IS.

[PHOTO]
ESPIE SPAULDING
ESPIE IS CHUCK ROYCE'S ADMINISTRATIVE ASSISTANT.

       How did a chance meeting at a Manhattan jeweler result in one of our longest-term employees getting her job in 1984? The answer takes us back to 1969, when Chuck Royce was providing outside research information to the manager of Pennsylvania Mutual Fund. Esperanza Spaulding was working as a Client Service Representative for the Fund. In June 1973, Chuck became the portfolio manager of the Fund and President and Chief Investment Officer of Quest Advisory Corp. Earlier that year, however, Espie had left her job on maternity leave, devoting most of the next 11 years to being a full-time mother to her son.

       Fast-forward to 1984, when a small-cap value fund manager strolls into a well-known Manhattan jeweler looking for a gift and chats with a salesman named Tommy Spaulding (Espie's husband). Soon into their conversation, their connection dawned on them. Chuck asked Tommy to have Espie call him if she were interested in working in the mutual fund business again. So in September 1984, Espie found herself working directly for Chuck. Espie's proximity to the reception area and her excellent interpersonal skills soon led to increased receptionist and administrative responsibilities as well.

       She remembers the fall of 1986 as perhaps the most memorable of these times. The firm was preparing to go public with the first small-cap value closed-end fund, Royce Value Trust. "To this day, I've never seen anything quite like Chuck, Tom Ebright and Joanne Newgard working day and night for two straight weeks, trying to raise the money for the $100 million offering." While the three of them were out on the road, Espie played a crucial part in keeping business running smoothly at the firm's office. She even saved RVT's first order ticket as a souvenir.

     Espie enjoys her work at Royce and the opportunity to continue learning. She says that she feels more like "Chuck's time management consultant" than his assistant, as she organizes his schedule, offers regular reminders as to what's happening next and keeps the rest of us apprised of his agenda. Espie also believes that her 20-plus years at Royce have given her the chance to grow and mature personally and professionally.

[SIDENOTE]

How did a chance meeting at a Manhattan jeweler result in one of our longest-term employees getting her job in 1984? The answer takes us back to 1969.


8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

-------------------------------------------------------------------------------
[PHOTO]
DAN O'BYRNE
DAN IS CURRENTLY VICE PRESIDENT AND A PRINCIPAL OF ROYCE & ASSOCIATES (THE ROYCE FUNDS' INVESTMENT ADVISER) AND VICE PRESIDENT AND ASSISTANT SECRETARY OF THE ROYCE FUNDS. HE PLAYS AN IMPORTANT ROLE IN OFFICE MANAGEMENT AND TRADING.

In 1986, Dan O'Byrne was tending bar at one of the many Irish pubs that populate Manhattan's East Side. Having graduated from University College, Dublin in 1983, he had tried his hand at various far-flung sales jobs in his native Ireland, selling everything from insurance to hardware to men's clothing. Wanting a change, he had come to New York City in 1985. Tending bar was lucrative, but the nights were long and the work was often draining. Too many shifts ended with Dan "arriving home at 6 a.m. just in time to see my wife off to work at 7." Dan's wife, Mary, then herself a Royce employee, told him that a part-time position was available as a mutual fund Client Service Representative for Pennsylvania Mutual Fund, our sole offering at the time. Dan accepted the job, but also hung on to a few shifts at the bar. "A wise move," he says, "since taking the position at Royce initially meant a 75% pay cut. But the opportunity was too good to turn down."

       His first important assignment at Royce was researching series funds and multiple class funds, a new trend in the mutual fund business back in 1986. In 1988, he moved from the mutual fund area to a position with the investment adviser. He continued to work in multiple capacities, including helping to set up appointments for company visits, answering the phone, and doing some "back office" work settling trades. As it happened, his desk in the reception area was next to the trading area. Soon, he was helping out as a trader, virtually full time.

       "I really enjoyed trading. I loved the quick, instant gratification you get from doing a trade. What I didn't like about it," Dan says, "was that you couldn't get away from the desk during the trading day and leave the phone. So there was little time for other projects." By 1994, Dan's contributions to several other projects, including the design of our internal Portfolio Management System software, resulted in less time at the trading desk and more attention to managerial and administrative duties. These changes coincided with the expansion of Royce & Associates, as we added more funds, services and employees throughout the `90s.

       Dan credits his skills as a bartender in helping him become an effective trader. He developed the ability to listen to several people at once while still working and remaining "effective amidst the chaos." He sees the advent of electronic trading systems and the attendant technological innovations that have followed as critical developments for the industry, resulting in "a more transparent market, which has been good for everyone." Having Dan around has certainly been good for us.

[SIDENOTE]

Dan credits his ability to listen to several people at once in helping him become an effective trader.


                                      THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 |9

SMALL-CAP MARKET CYCLE PERFORMANCE
-------------------------------------------------------------------------------

The last full market cycle for small-caps included a long up phase, punctuated by a recent downturn. This cycle, which ended with a peak on March 9, 2000, marked the first time that VALUE underperformed GROWTH over a full market cycle since the Russell 2000's 1979 inception. It was also the first time that VALUE posted a negative return for a full market cycle. Since then, the small-cap index has endured a major correction, losing 25.1% through its recent trough on April 14, 2000. Although the index has rallied 14.2% from this trough through 6/30/00, it remains almost 15% below its historical peak.

                                 [LINE CHART]

                       1998 - 2000 SMALL-CAP MARKET CYCLE:
                       RUSSELL 2000 INDICES TOTAL RETURNS

                      Russell          Russell 2000         Russell 2000
                       2000               Value                Growth
Dec-97                0.00%               0.00%                 0.00%
                     -0.13%               0.04%                -0.30%
                     -0.01%              -0.09%                 0.07%
                     -0.91%              -0.95%                -0.87%
                     -1.65%              -1.70%                -1.60%
                     -2.57%              -2.49%                -2.66%
                     -5.47%              -4.87%                -6.12%
                     -5.95%              -5.08%                -6.88%
                     -4.21%              -4.06%                -4.37%
                     -3.41%              -3.21%                -3.62%
                     -3.44%              -3.29%                -3.60%
                     -2.39%              -2.26%                -2.53%
                     -1.25%              -1.46%                -1.02%
                     -1.59%              -1.92%                -1.25%
                     -2.43%              -2.50%                -2.35%
                     -2.76%              -2.92%                -2.59%
                     -3.64%              -3.39%                -3.89%
                     -3.29%              -3.05%                -3.55%
                     -1.92%              -1.99%                -1.84%
                     -1.14%              -1.51%                -0.74%
                     -1.58%              -1.81%                -1.33%
                     -1.58%              -1.81%                -1.33%
                     -0.60%              -1.12%                -0.04%
                      0.15%              -0.63%                 0.99%
                      1.10%              -0.04%                 2.32%
                      1.61%               0.42%                 2.88%
                      1.95%               0.79%                 3.19%
                      2.37%               1.03%                 3.79%
                      3.26%               1.83%                 4.78%
                      3.47%               2.02%                 5.01%
                      3.56%               2.16%                 5.05%
                      4.00%               2.42%                 5.69%
                      3.71%               2.36%                 5.14%
                      4.06%               2.65%                 5.56%
                      3.96%               2.43%                 5.59%
                      3.91%               2.44%                 5.48%
                      4.43%               2.99%                 5.97%
                      3.98%               2.86%                 5.18%
                      4.94%               3.60%                 6.37%
                      5.65%               4.13%                 7.27%
                      5.70%               4.13%                 7.38%
                      5.70%               4.13%                 7.38%
                      5.62%               4.19%                 7.14%
                      5.84%               4.63%                 7.13%
                      5.77%               4.41%                 7.22%
                      4.55%               3.40%                 5.78%
                      6.12%               4.63%                 7.70%
                      5.51%               4.42%                 6.68%
                      6.30%               4.97%                 7.72%
                      6.88%               5.48%                 8.38%
                      7.04%               5.53%                 8.66%
                      7.27%               5.64%                 9.01%
                      7.95%               6.19%                 9.82%
                      7.78%               6.47%                 9.19%
                      8.07%               6.64%                 9.59%
                      8.56%               6.93%                10.31%
                      8.56%               7.05%                10.17%
                      8.51%               6.86%                10.26%
                      9.04%               7.38%                10.81%
                      9.20%               7.55%                10.96%
                      9.37%               7.73%                11.12%
                      9.25%               7.57%                11.04%
                      9.06%               7.38%                10.85%
                     10.06%               8.35%                11.88%
                     11.04%               9.07%                13.13%
                     11.36%               9.48%                13.36%
                     11.22%               9.45%                13.11%
                     10.33%               8.93%                11.83%
                      8.83%               7.97%                 9.76%
                      8.87%               7.69%                10.13%
                      9.95%               8.55%                11.44%
                      9.84%               8.66%                11.09%
                     11.04%               9.61%                12.58%
                     11.59%               9.90%                13.39%
                     10.96%               9.12%                12.92%
                     11.56%               9.80%                13.44%
                     11.95%               9.96%                14.08%
                     12.55%              10.43%                14.81%
                     12.50%              10.71%                14.41%
                     11.09%               9.65%                12.64%
                     10.03%               8.65%                11.50%
                      7.35%               6.30%                 8.48%
                      8.27%               6.84%                 9.79%
                      9.30%               7.52%                11.20%
                     10.67%               8.89%                12.57%
                     11.15%               9.49%                12.92%
                     11.26%               9.64%                12.98%
                     10.42%               8.89%                12.04%
                      9.90%               8.46%                11.44%
                      9.14%               7.91%                10.45%
                      9.94%               8.43%                11.55%
                      9.35%               8.16%                10.63%
                      9.17%               7.98%                10.43%
                      9.48%               8.23%                10.81%
                      9.03%               7.90%                10.23%
                      8.31%               7.33%                 9.37%
                      7.19%               6.59%                 7.85%
                      7.94%               7.24%                 8.70%
                      7.41%               6.92%                 7.95%
                      7.11%               6.76%                 7.50%
                      6.15%               5.99%                 6.35%
                      4.35%               4.64%                 4.07%
                      3.26%               3.53%                 2.99%
                      4.55%               4.63%                 4.49%
                      4.71%               5.03%                 4.39%
                      4.71%               5.03%                 4.39%
                      3.47%               4.41%                 2.50%
                      3.15%               4.15%                 2.13%
                      3.03%               4.17%                 1.86%
                      3.63%               4.57%                 2.66%
                      4.20%               4.98%                 3.41%
                      4.68%               5.30%                 4.04%
                      4.75%               5.21%                 4.29%
                      3.47%               4.33%                 2.60%
                      1.94%               2.96%                 0.89%
                      1.35%               2.25%                 0.42%
                     -0.42%               0.79%                -1.66%
                      0.62%               1.31%                -0.09%
                      1.93%               2.40%                 1.46%
                      0.92%               1.39%                 0.45%
                      0.61%               0.96%                 0.26%
                      1.34%               1.52%                 1.17%
                      2.66%               2.38%                 2.97%
                      3.61%               3.07%                 4.19%
                      3.31%               2.85%                 3.81%
                      3.37%               3.09%                 3.68%
                      4.14%               3.74%                 4.58%
Jun-98                4.93%               4.44%                 5.46%
                      5.50%               5.25%                 5.80%
                      5.16%               5.13%                 5.23%
                      5.56%               5.36%                 5.80%
                      5.35%               5.40%                 5.35%
                      5.55%               5.40%                 5.75%
                      5.56%               5.48%                 5.70%
                      5.21%               5.01%                 5.45%
                      5.29%               4.84%                 5.78%
                      5.44%               4.98%                 5.93%
                      6.04%               5.24%                 6.87%
                      6.43%               5.45%                 7.43%
                      6.14%               5.20%                 7.10%
                      6.05%               4.79%                 7.34%
                      4.75%               3.68%                 5.85%
                      3.55%               2.57%                 4.54%
                      1.58%               1.00%                 2.19%
                      0.71%               0.13%                 1.31%
                     -0.54%              -1.00%                -0.05%
                     -1.84%              -2.19%                -1.46%
                     -2.15%              -2.34%                -1.92%
                     -1.37%              -1.77%                -0.93%
                     -3.57%              -3.74%                -3.35%
                     -5.04%              -4.71%                -5.33%
                     -7.73%              -7.14%                -8.27%
                     -8.40%              -7.56%                -9.19%
                     -6.58%              -6.05%                -7.05%
                     -4.47%              -4.30%                -4.58%
                     -5.43%              -5.24%                -5.56%
                     -7.96%              -7.50%                -8.37%
                     -6.11%              -5.87%                -6.31%
                     -7.19%              -6.68%                -7.66%
                     -7.45%              -6.69%                -8.14%
                     -7.18%              -6.52%                -7.79%
                     -5.50%              -5.09%                -5.86%
                     -6.74%              -6.16%                -7.27%
                     -7.67%              -6.91%                -8.37%
                     -9.05%              -8.08%                -9.96%
                     -9.51%              -8.37%               -10.57%
                    -10.42%              -9.22%               -11.55%
                    -12.55%             -11.06%               -13.97%
                    -15.86%             -13.93%               -17.70%
                    -17.58%             -15.17%               -19.89%
                    -22.29%             -18.82%               -25.66%
                    -19.96%             -17.23%               -22.59%
                    -18.91%             -16.46%               -21.28%
                    -20.38%             -17.83%               -22.86%
                    -20.20%             -17.62%               -22.71%
                    -16.77%             -15.07%               -18.40%
                    -18.89%             -16.83%               -20.89%
                    -20.67%             -18.44%               -22.82%
                    -18.67%             -16.77%               -20.51%
                    -17.71%             -16.05%               -19.31%
                    -17.70%             -15.76%               -19.59%
                    -17.17%             -15.47%               -18.82%
                    -18.23%             -16.29%               -20.09%
                    -16.40%             -14.41%               -18.32%
                    -16.54%             -14.51%               -18.50%
                    -15.25%             -13.43%               -17.01%
                    -13.44%             -12.01%               -14.83%
                    -14.77%             -13.12%               -16.36%
                    -15.04%             -13.54%               -16.50%
                    -15.22%             -13.57%               -16.82%
                    -15.73%             -13.90%               -17.50%
                    -16.21%             -14.23%               -18.12%
                    -19.31%             -16.52%               -22.01%
                    -19.36%             -16.15%               -22.46%
                    -22.34%             -18.39%               -26.16%
                    -23.33%             -19.25%               -27.28%
                    -25.71%             -21.01%               -30.25%
                    -28.48%             -23.56%               -33.25%
                    -26.62%             -22.48%               -30.63%
                    -24.95%             -21.65%               -28.15%
                    -26.15%             -22.64%               -29.53%
                    -25.07%             -21.85%               -28.19%
                    -22.79%             -20.21%               -25.28%
                    -20.91%             -18.50%               -23.23%
                    -18.71%             -16.59%               -20.75%
                    -17.37%             -15.13%               -19.54%
                    -16.99%             -14.84%               -19.06%
                    -15.50%             -13.61%               -17.32%
                    -15.36%             -13.63%               -17.03%
                    -14.22%             -12.61%               -15.77%
                    -14.36%             -12.95%               -15.72%
                    -14.35%             -13.01%               -15.64%
                    -13.66%             -12.41%               -14.86%
                    -12.79%             -11.69%               -13.85%
                    -10.82%             -10.14%               -11.47%
                    -10.66%              -9.96%               -11.32%
                     -9.40%              -8.84%                -9.92%
                     -8.51%              -7.87%                -9.12%
                     -7.70%              -7.27%                -8.11%
                     -8.15%              -8.01%                -8.27%
                     -8.49%              -8.44%                -8.53%
                     -9.26%              -9.15%                -9.36%
                     -9.55%              -9.45%                -9.63%
                    -10.19%              -9.91%               -10.45%
                     -9.93%             -10.02%                -9.83%
                    -10.17%             -10.38%                -9.95%
                     -9.56%             -10.13%                -9.00%
                     -9.04%              -9.74%                -8.35%
                     -9.04%              -9.78%                -8.30%
                     -8.16%              -9.46%                -6.89%
                     -8.51%              -9.53%                -7.50%
                     -7.88%              -9.05%                -6.72%
                     -7.25%              -8.89%                -5.65%
                     -8.22%              -9.30%                -7.17%
                     -8.00%              -9.04%                -6.97%
                     -8.27%              -9.36%                -7.20%
                     -8.85%              -9.80%                -7.91%
                     -8.07%              -9.23%                -6.93%
                     -7.41%              -8.68%                -6.16%
                     -7.33%              -8.92%                -5.79%
                     -7.21%              -9.03%                -5.43%
                     -8.47%             -10.04%                -6.94%
                     -8.73%             -10.34%                -7.16%
                    -10.45%             -11.56%                -9.36%
                    -10.07%             -11.40%                -8.77%
                    -10.00%             -11.42%                -8.61%
                     -9.08%             -10.90%                -7.31%
                     -8.24%             -10.51%                -6.04%
                     -7.25%              -9.98%                -4.61%
                     -7.62%             -10.36%                -4.97%
                     -6.57%              -9.71%                -3.53%
                     -6.39%              -9.64%                -3.24%
                     -5.78%              -9.45%                -2.22%
                     -5.24%              -8.99%                -1.61%
                     -4.87%              -8.42%                -1.44%
Dec-98               -2.55%              -6.45%                 1.23%
                     -2.69%              -6.07%                 0.57%
                     -2.50%              -5.85%                 0.75%
                     -1.18%              -5.14%                 2.65%
                     -1.14%              -5.59%                 3.17%
                     -0.35%              -5.22%                 4.35%
                      0.13%              -5.77%                 5.80%
                     -1.20%              -6.85%                 4.23%
                     -1.79%              -7.09%                 3.31%
                     -2.90%              -8.19%                 2.19%
                     -1.32%              -6.97%                 4.11%
                     -0.40%              -6.86%                 5.81%
                     -0.47%              -6.99%                 5.80%
                     -1.99%              -7.98%                 3.77%
                     -2.36%              -8.16%                 3.22%
                     -2.45%              -8.19%                 3.07%
                     -1.71%              -7.86%                 4.20%
                     -2.68%              -9.06%                 3.46%
                     -2.01%              -9.03%                 4.74%
                     -1.25%              -8.57%                 5.78%
                     -1.51%              -9.04%                 5.72%
                     -2.50%              -9.74%                 4.45%
                     -2.04%              -9.68%                 5.29%
                     -3.40%             -10.68%                 3.59%
                     -4.54%             -11.34%                 1.98%
                     -4.88%             -11.27%                 1.26%
                     -6.78%             -12.09%                -1.67%
                     -7.94%             -13.17%                -2.91%
                     -6.05%             -12.53%                 0.17%
                     -7.86%             -13.94%                -2.02%
                     -8.29%             -14.24%                -2.58%
                     -9.86%             -15.20%                -4.73%
                     -9.52%             -14.62%                -4.61%
                     -9.23%             -14.56%                -4.10%
                     -7.97%             -13.70%                -2.45%
                     -7.70%             -13.74%                -1.89%
                     -8.57%             -14.55%                -2.83%
                     -9.14%             -14.94%                -3.57%
                     -9.25%             -14.82%                -3.89%
                     -8.76%             -14.50%                -3.23%
                     -8.75%             -14.76%                -2.97%
                     -9.31%             -15.03%                -3.81%
                     -8.82%             -14.66%                -3.21%
                     -7.90%             -14.08%                -1.98%
                     -7.43%             -14.35%                -0.81%
                     -7.61%             -14.58%                -0.92%
                     -7.15%             -14.25%                -0.34%
                     -7.14%             -14.19%                -0.39%
                     -7.76%             -14.41%                -1.38%
                     -7.19%             -14.15%                -0.52%
                     -7.58%             -14.79%                -0.66%
                     -7.74%             -14.90%                -0.88%
                     -7.48%             -14.92%                -0.35%
                     -8.17%             -15.43%                -1.21%
                     -8.96%             -15.99%                -2.21%
                    -11.22%             -17.37%                -5.31%
                    -10.96%             -17.19%                -4.98%
                     -8.97%             -16.05%                -2.18%
                     -8.75%             -15.93%                -1.87%
                     -7.36%             -15.04%                 0.00%
                     -7.57%             -15.22%                -0.25%
                     -7.83%             -15.52%                -0.47%
                     -7.57%             -15.36%                -0.12%
                     -6.75%             -14.99%                 1.12%
                     -7.03%             -15.56%                 1.11%
                     -7.79%             -16.09%                 0.15%
                     -7.29%             -15.85%                 0.89%
                     -5.91%             -14.82%                 2.60%
                     -4.41%             -13.97%                 4.70%
                     -3.26%             -13.63%                 6.62%
                     -3.21%             -12.21%                 5.38%
                     -3.14%             -11.50%                 4.87%
                     -2.23%             -10.00%                 5.22%
                     -4.35%              -9.39%                 0.55%
                     -3.67%              -9.90%                 2.34%
                     -1.07%              -8.75%                 6.29%
                     -0.55%              -8.65%                 7.21%
                      0.13%              -8.30%                 8.19%
                      0.88%              -8.72%                10.05%
                      0.93%              -8.33%                 9.77%
                      0.57%              -7.64%                 8.44%
                      0.45%              -7.41%                 7.98%
                      0.43%              -7.81%                 8.32%
                      0.54%              -7.26%                 8.02%
                      0.38%              -6.92%                 7.39%
                      0.78%              -6.91%                 8.15%
                      0.57%              -6.47%                 7.34%
                      1.21%              -6.11%                 8.24%
                      2.55%              -5.07%                 9.87%
                      3.70%              -4.46%                11.53%
                      4.28%              -4.44%                12.64%
                      4.67%              -3.85%                12.83%
                      2.88%              -5.09%                10.53%
                      2.46%              -5.75%                10.33%
                      2.74%              -5.69%                10.81%
                      3.60%              -5.05%                11.89%
                      4.04%              -4.39%                12.12%
                      4.29%              -3.76%                12.01%
                      2.27%              -4.87%                 9.11%
                      0.89%              -5.40%                 6.93%
                      1.11%              -5.47%                 7.43%
                      0.55%              -5.83%                 6.68%
                      1.89%              -4.97%                 8.49%
                      1.61%              -4.69%                 7.67%
                      1.45%              -4.82%                 7.49%
                      1.28%              -4.76%                 7.10%
                      2.76%              -4.10%                 9.34%
                      3.81%              -3.66%                10.98%
                      3.13%              -4.04%                10.02%
                      3.44%              -4.05%                10.62%
                      2.75%              -4.54%                 9.75%
                      1.79%              -5.08%                 8.39%
                      0.28%              -5.46%                 5.82%
                      0.83%              -4.87%                 6.33%
                      2.54%              -4.04%                 8.87%
                      3.05%              -3.62%                 9.47%
                      3.44%              -3.38%                10.00%
                      4.46%              -2.85%                11.49%
                      3.97%              -2.93%                10.62%
                      3.92%              -3.11%                10.67%
                      3.02%              -3.71%                 9.50%
                      3.02%              -3.54%                 9.33%
                      4.32%              -2.49%                10.87%
                      5.61%              -1.81%                12.73%
Jun-99                6.50%              -1.53%                14.21%
                      5.74%              -1.98%                13.10%
                      6.22%              -1.81%                13.92%
                      6.22%              -2.01%                14.15%
                      5.34%              -2.60%                12.95%
                      5.82%              -2.29%                13.62%
                      6.58%              -1.68%                14.53%
                      6.89%              -1.45%                14.92%
                      6.62%              -1.67%                14.59%
                      7.41%              -1.49%                16.04%
                      8.41%              -0.89%                17.48%
                      8.28%              -0.91%                17.23%
                      7.39%              -1.38%                15.88%
                      5.57%              -2.44%                13.25%
                      5.82%              -2.25%                13.58%
                      5.10%              -2.53%                12.37%
                      4.38%              -3.18%                11.58%
                      3.10%              -3.86%                 9.67%
                      3.95%              -3.48%                11.01%
                      3.98%              -3.62%                11.24%
                      2.83%              -4.47%                 9.77%
                      3.58%              -3.87%                10.67%
                      3.08%              -4.00%                 9.77%
                      1.61%              -4.79%                 7.58%
                      0.08%              -5.70%                 5.38%
                      0.09%              -5.84%                 5.57%
                     -0.29%              -6.16%                 5.11%
                     -0.79%              -6.33%                 4.27%
                     -1.50%              -6.89%                 3.39%
                     -0.23%              -6.04%                 5.12%
                     -0.08%              -6.23%                 5.62%
                      1.13%              -5.68%                 7.55%
                      1.09%              -5.85%                 7.66%
                      1.60%              -5.51%                 8.34%
                      0.94%              -5.99%                 7.49%
                      0.86%              -5.81%                 7.12%
                      1.24%              -5.45%                 7.53%
                      1.90%              -5.15%                 8.58%
                      1.88%              -5.32%                 8.72%
                      2.06%              -5.47%                 9.27%
                      1.63%              -5.78%                 8.71%
                      0.81%              -6.42%                 7.69%
                     -0.36%              -7.42%                 6.34%
                     -0.25%              -7.38%                 6.53%
                      0.50%              -6.91%                 7.58%
                     -0.33%              -7.52%                 6.53%
                      1.65%              -6.24%                 9.24%
                      2.19%              -6.00%                10.11%
                      1.66%              -6.45%                 9.50%
                      2.09%              -6.29%                10.22%
                      2.88%              -5.96%                11.51%
                      2.55%              -6.19%                11.06%
                      2.22%              -6.74%                10.97%
                      1.79%              -6.71%                10.04%
                      0.38%              -7.91%                 8.42%
                      1.36%              -7.43%                 9.93%
                      1.06%              -7.86%                 9.78%
                     -0.50%              -9.02%                 7.81%
                     -0.24%              -9.24%                 8.57%
                     -1.95%             -10.48%                 6.38%
                     -2.67%             -10.98%                 5.41%
                     -1.56%             -10.20%                 6.88%
                     -2.31%             -10.79%                 5.97%
                     -1.60%             -10.35%                 6.97%
                     -0.23%              -9.24%                 8.59%
                     -1.12%              -9.90%                 7.48%
                     -0.40%              -9.50%                 8.53%
                     -0.54%              -9.74%                 8.49%
                      0.36%              -9.39%                 9.97%
                     -0.03%              -9.84%                 9.66%
                     -0.12%             -10.04%                 9.68%
                      0.46%              -9.84%                10.67%
                     -0.82%             -10.96%                 9.24%
                     -2.06%             -11.60%                 7.37%
                     -2.05%             -11.93%                 7.73%
                     -3.14%             -12.45%                 6.04%
                     -4.49%             -13.19%                 4.05%
                     -4.01%             -13.39%                 5.26%
                     -3.31%             -13.43%                 6.74%
                     -3.22%             -13.61%                 7.11%
                     -2.19%             -12.54%                 8.10%
                     -2.40%             -12.70%                 7.82%
                     -2.87%             -13.09%                 7.28%
                     -2.62%             -12.67%                 7.35%
                     -1.21%             -11.69%                 9.21%
                      0.17%             -11.05%                11.37%
                      0.90%             -10.67%                12.47%
                      1.04%             -10.31%                12.36%
                      2.48%              -9.65%                14.62%
                      2.82%              -9.83%                15.50%
                      3.40%              -9.72%                16.59%
                      4.03%              -9.65%                17.80%
                      4.32%              -9.68%                18.43%
                      4.91%              -9.64%                19.59%
                      4.62%             -10.01%                19.40%
                      5.13%              -9.68%                20.09%
                      5.90%              -9.19%                21.14%
                      6.82%              -8.77%                22.60%
                      6.83%              -8.97%                22.82%
                      7.99%              -8.42%                24.61%
                      7.80%              -8.83%                24.67%
                      7.69%              -9.57%                25.23%
                      6.22%             -10.54%                23.22%
                      6.57%             -10.64%                24.05%
                      7.26%             -10.37%                25.19%
                      6.83%             -10.86%                24.82%
                      6.15%             -10.59%                23.15%
                      6.07%             -10.68%                23.06%
                      7.65%             -10.23%                25.82%
                      8.62%              -9.93%                27.50%
                      8.90%             -10.43%                28.60%
                      8.90%             -10.92%                29.11%
                      9.63%             -11.33%                31.04%
                      8.71%             -12.09%                29.97%
                      9.13%             -12.09%                30.83%
                     10.02%             -11.88%                32.42%
                      8.22%             -12.56%                29.46%
                      7.93%             -12.51%                28.80%
                      8.86%             -12.22%                30.41%
                      9.09%             -12.07%                30.70%
                      9.32%             -12.09%                31.20%
                     11.32%             -11.28%                34.46%
                     11.83%             -11.17%                35.39%
                     12.88%             -10.41%                36.72%
                     13.34%             -10.41%                37.67%
                     14.31%             -10.23%                39.46%
                     16.40%              -8.85%                42.29%
                     16.26%              -9.02%                42.19%
Dec-99               18.17%              -7.84%                44.85%
                     16.47%              -9.53%                43.15%
                     12.01%             -11.47%                36.06%
                     12.11%             -11.02%                35.81%
                     11.29%             -10.59%                33.67%
                     14.36%              -8.87%                38.13%
                     17.53%              -7.93%                43.63%
                     15.35%              -8.82%                40.11%
                     14.75%              -9.04%                39.12%
                     17.38%              -7.79%                43.18%
                     18.89%              -7.12%                45.56%
                     20.25%              -6.85%                48.06%
                     21.78%              -6.44%                50.77%
                     23.50%              -6.17%                53.99%
                     25.06%              -5.72%                56.71%
                     22.53%              -7.16%                53.05%
                     22.18%              -7.58%                52.77%
                     22.07%              -7.69%                52.66%
                     21.12%              -8.37%                51.43%
                     18.22%              -9.55%                46.75%
                     16.27%             -10.25%                43.50%
                     18.05%              -9.27%                46.09%
                     19.49%              -8.73%                48.46%
                     22.22%              -7.65%                52.90%
                     23.14%              -7.64%                54.78%
                     24.76%              -7.22%                57.61%
                     25.95%              -7.30%                60.13%
                     25.61%              -7.75%                59.90%
                     27.08%              -7.70%                62.86%
                     25.91%              -8.59%                61.38%
                     26.57%              -8.50%                62.63%
                     26.63%              -7.95%                62.19%
                     28.40%              -7.63%                65.47%
                     30.91%              -6.86%                69.76%
                     27.94%              -8.40%                65.32%
                     26.84%              -8.64%                63.35%
                     28.91%              -8.22%                67.12%
                     29.92%              -7.98%                68.91%
                     30.53%              -7.73%                69.90%
                     30.76%              -7.68%                70.32%
                     35.47%              -4.77%                76.89%
                     37.96%              -4.38%                81.57%
                     36.95%              -4.64%                79.77%
                     40.29%              -3.41%                85.28%
                     41.11%              -3.11%                86.65%
                     39.60%              -4.48%                85.00%
                     39.48%              -4.80%                85.07%
                     42.15%              -3.58%                89.25%
                     41.62%              -4.23%                88.83%
                     38.42%              -5.54%                83.69%
                     34.37%              -7.55%                77.53%
                     31.16%              -7.43%                70.89%
                     34.69%              -3.94%                74.45%
                     34.82%              -3.92%                74.70%
                     28.83%              -5.47%                64.13%
                     29.70%              -4.97%                65.38%
                     34.05%              -3.30%                72.49%
                     34.64%              -3.19%                73.59%
                     34.72%              -3.21%                73.77%
                     34.61%              -3.54%                73.87%
                     31.18%              -5.05%                68.47%
                     27.45%              -5.34%                61.19%
                     24.78%              -5.67%                56.12%
                     26.54%              -4.32%                58.30%
                     21.14%              -5.85%                48.94%
                     18.79%              -7.06%                45.43%
                     21.61%              -5.64%                49.68%
                     25.06%              -4.05%                55.04%
                     27.48%              -2.96%                58.83%
                     21.81%              -5.41%                49.84%
                     19.81%              -5.47%                45.85%
                     15.89%              -6.06%                38.53%
                     14.91%              -6.38%                36.87%
                      6.59%             -10.29%                24.05%
                      7.84%              -9.71%                25.97%
                     14.16%              -7.27%                36.27%
                     14.23%              -7.29%                36.42%
                     13.17%              -7.21%                34.20%
                     10.06%              -8.48%                29.21%
                     14.88%              -5.75%                36.16%
                     13.76%              -5.95%                34.11%
                     16.18%              -5.01%                38.04%
                     18.93%              -3.76%                42.31%
                     21.92%              -2.44%                47.01%
                     18.71%              -3.97%                42.10%
                     16.44%              -5.48%                39.06%
                     17.93%              -4.50%                41.06%
                     20.50%              -3.06%                44.79%
                     17.51%              -4.11%                39.83%
                     15.35%              -4.97%                36.34%
                     11.48%              -6.66%                30.26%
                     15.05%              -4.35%                35.12%
                     15.40%              -4.07%                35.54%
                     17.00%              -2.93%                37.62%
                     18.93%              -2.18%                40.74%
                     17.46%              -3.20%                38.81%
                     15.42%              -4.20%                35.71%
                     12.77%              -5.53%                31.71%
                     10.88%              -6.33%                28.73%
                      7.91%              -7.38%                23.82%
                      8.60%              -6.89%                24.71%
                      7.26%              -7.68%                22.80%
                      7.56%              -7.22%                22.95%
                     12.10%              -5.35%                30.19%
Jun-00               11.99%              -5.22%                29.85%
                     15.84%              -3.69%                36.01%
                     20.65%              -2.08%                44.03%
                     20.74%              -2.71%                44.83%
                     20.34%              -2.65%                43.98%
                     21.51%              -2.24%                45.92%
                     21.06%              -2.75%                45.51%
                     23.07%              -2.01%                48.80%
                     19.66%              -3.03%                43.00%
                     20.91%              -1.95%                44.42%
                     20.01%              -2.20%                42.87%
                     20.63%              -2.00%                43.91%
                     20.96%              -2.30%                44.87%
                     23.10%              -1.21%                48.07%
                     23.79%              -1.38%                49.63%
                     24.26%              -1.44%                50.63%
                     21.33%              -3.46%                46.76%
                     20.22%              -3.68%                44.76%
                     21.62%              -3.05%                46.94%

                        PEAK TO PEAK       PEAK TO TROUGH     PEAK TO CURRENT
                     4/21/98 - 3/9/00    3/9/00 - 4/14/00    3/9/00 - 6/30/00
Russell 2000               26.3%             -25.1%              -14.4%
Russell 2000 Value        -12.7               -7.0                 1.2
Russell 2000 Growth        64.8              -34.5               -22.5

NAV CUMULATIVE
TOTAL RETURN

Royce Value Trust          10.0               -8.8                -0.7
Royce Micro-Cap Trust      10.6              -13.4                -3.5
Royce Focus Trust         -10.7               -4.1                -1.0


1998 - 2000 SMALL-CAP MARKET CYCLE: GROWTH outperformed VALUE over the full market cycle for the first time in the history of the Russell 2000. In fact, VALUE generated a negative return for the period. ROYCE PERFORMANCE WAS MIXED -- ALL THREE FUNDS TRAILED THE RUSSELL 2000, BUT OUTPERFORMED THE RUSSELL 2000 VALUE INDEX.

2000 SMALL-CAP PEAK-TO-CURRENT PERIOD: Since the new small-cap peak, VALUE has returned to form, providing a positive return while GROWTH and the general small-cap index suffered double-digit declines. ALL THREE FUNDS HAVE OUTPERFORMED THE RUSSELL 2000 OVER THIS PERIOD.


10 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

HISTORY SINCE INCEPTION
-------------------------------------------------------------------------------
The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings maximizes the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

                                                                              AMOUNT     PURCHASE                 NAV      MARKET
            HISTORY                                                          INVESTED     PRICE     SHARES      VALUE*     VALUE*
     ROYCE VALUE TRUST
     11/26/86     Initial Purchase                                          $  10,000   $  10.000    1,000   $    9,280   $  10,000
     10/15/87     Distribution $0.30                                                        7.000       42
     12/31/87     Distribution $0.22                                                        7.125       32        8,578       7,250
     12/27/88     Distribution $0.51                                                        8.625       63       10,529       9,238
      9/22/89     Rights Offering                                                 405       9.000       45
     12/29/89     Distribution $0.52                                                        9.125       67       12,942      11,866
      9/24/90     Rights Offering                                                 457       7.375       62
     12/31/90     Distribution $0.32                                                        8.000       52       11,713      11,074
      9/23/91     Rights Offering                                                 638       9.375       68
     12/31/91     Distribution $0.61                                                       10.625       82       17,919      15,697
      9/25/92     Rights Offering                                                 825      11.000       75
     12/31/92     Distribution $0.90                                                       12.500      114       21,999      20,874
      9/27/93     Rights Offering                                               1,469      13.000      113
     12/31/93     Distribution $1.15                                                       13.000      160       26,603      25,428
     10/28/94     Rights Offering                                               1,103      11.250       98
     12/19/94     Distribution $1.05                                                       11.375      191       27,939      24,905
      11/3/95     Rights Offering                                               1,425      12.500      114
      12/7/95     Distribution $1.29                                                       12.125      253       35,676      31,243
      12/6/96     Distribution $1.15                                                       12.250      247       41,213      36,335
       9/8/97     Distribution $0.33                                                       15.625       61
      12/5/97     Distribution $0.88                                                       15.313      169       52,556      46,814
       3/6/98     Distribution $0.37                                                       16.688       69
       6/5/98     Distribution $0.39                                                       16.250       76
       9/8/98     Distribution $0.40                                                       12.563      104
      12/7/98     Distribution $0.38                                                       13.000       98       54,313      47,506
       3/8/99     Distribution $0.37                                                       11.875      108
       6/7/99     Distribution $0.34                                                       13.313       91
       9/7/99     Distribution $0.33                                                       12.688       95
      12/6/99     Distribution $0.33                                                       12.750       97       60,653      50,239
       3/6/00     Distribution $0.33                                                       13.750       92
       6/6/00     Distribution $0.35                                                       13.250      104
-----------------------------------------------------------------------------------------------------------------------------------
      6/30/00                                                               $  16,322                 4,042  $   65,359   $  55,072
-----------------------------------------------------------------------------------------------------------------------------------

     ROYCE MICRO-CAP TRUST
     12/14/93     Initial Purchase                                          $   7,500  $    7.500    1,000   $    7,250   $   7,500
     10/28/94     Rights Offering                                               1,400       7.000      200
     12/19/94     Distribution $0.05                                                        6.750        9        9,163       8,462
      12/7/95     Distribution $0.36                                                        7.500       58       11,264      10,136
      12/6/96     Distribution $0.80                                                        7.625      133       13,132      11,550
      12/5/97     Distribution $1.00                                                       10.000      140       16,694      15,593
      12/7/98     Distribution $0.29                                                        8.625       52       16,016      14,129
      12/6/99     Distribution $0.27                                                        8.781       49       18,051      14,769
-----------------------------------------------------------------------------------------------------------------------------------
      6/30/00                                                               $   8,900                1,641   $   20,069   $  16,513
-----------------------------------------------------------------------------------------------------------------------------------

     ROYCE FOCUS TRUST
     10/31/96     Initial Purchase                                          $   4,375  $    4.375    1,000   $    5,280   $   4,375
     12/31/96                                                                                                     5,520       4,594
      12/5/97     Distribution $0.53                                                        5.250      101        6,650       5,574
     12/31/98                                                                                                     6,199       5,367
      12/6/99     Distribution $0.145                                                       4.750       34        6,742       5,356
-----------------------------------------------------------------------------------------------------------------------------------
      6/30/00                                                               $   4,375                1,135   $    6,799   $   5,569
-----------------------------------------------------------------------------------------------------------------------------------

* Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 11

ROYCE VALUE TRUST
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

There was good news all around for ROYCE VALUE TRUST (RVT) in the first half, as the Fund's diversified portfolio of small- and micro-cap stocks outperformed both of its small-cap benchmarks, the Russell 2000 and the S&P 600, year-to-date through June 30. RVT was up 7.77% on a net asset value (NAV) basis versus 3.04% for the Russell 2000 and 6.86% for the S&P 600. In addition, the Fund was up 1.82% on an NAV basis in the more difficult second quarter, compared to a loss of 3.78% for the Russell 2000, and a gain of 1.00% for the S&P 600. THE FUND'S AVERAGE ANNUAL NAV TOTAL RETURN SINCE INCEPTION (11/26/86) WAS 12.97%.

     Holding back first-half performance were stocks in the Industrial Services, Consumer Products and Consumer Services sectors. Some losses occurred in companies that we like, but whose apparent merits have so far not impressed other investors. For example, Interim Services (now Spherion) is a workforce management company with an expanding business in technology consulting that suffered a post-Y2K slowdown as companies cut back on technology and computer staffing.

     The prices of retail stocks were generally depressed in the first half, due to rising interest rates, increased energy prices and rumors of an economic slowdown. We are holding on to what we think are strong companies that are enduring a cyclical slump. For example, Charming Shoppes operates women's specialty apparel stores under names such as Fashion Bug and Catherine's Stores. The company made acquisitions in 1999 and posted robust sales in April and May, 2000, but experienced skittish stock performance in the first half. While we first began to buy Urban Outfitters in 1998, its backsliding price throughout 2000 has led us to more than double our position. We believe that, in spite of some recent earnings woes, the company is a disciplined franchiser with terrific upside.

     Portfolio gains came from companies in several sectors. The price of Coherent, a designer and manufacturer of laser systems and precision optics, soared in the first quarter, then cooled in the second, before rising again in late June. We retain a good-sized position, but sold shares at a profit in February, March and April. Exar, a manufacturer of analog semiconductors, avoided some of the extremes of the second-quarter Technology sell-off. Natural Resources companies, especially those in energy services and oil and gas industries, made a significant positive impact. Helmerich & Payne, a contract driller for oil and gas, and Carbo Ceramics, a manufacturer of proppants, an important ingredient in the hydraulic fracturing of natural gas and oil wells, both took off in the second quarter. Oil and gas producers, such as Tom Brown, Denbury Resources and Devon Energy, also came back strongly.

     Looking ahead, we are excited about the Fund's long-term growth potential. We would view the beginning of a new stock market cycle characterized by increased volatility and more historically typical rates of return as good news for our investment approach.

-------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Second Quarter 2000*             1.82%
Jan-June 2000*                   7.77
1-Year                          14.75
3-Year                          11.94
5-Year                          14.74
10-year                         14.17
Since Inception (11/26/86)      12.97

* Not annualized.

-------------------------------------------------------
RISK/RETURN COMPARISON
3-Year Period ended 6/30/00
-------------------------------------------------------
                  AVERAGE ANNUAL     STANDARD
                   TOTAL RETURN     DEVIATION      RUR*
-------------------------------------------------------
ROYCE VALUE
TRUST (NAV)          11.9          17.7        0.67
S&P 600              10.1          21.0        0.48
Russell 2000         10.6          23.2        0.46

*Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

OVER THE LAST THREE YEARS, ROYCE VALUE TRUST HAS OUTPERFORMED THE S&P 600 AND THE RUSSELL 2000 ON BOTH AN ABSOLUTE AND A RISK-ADJUSTED BASIS.

                              [BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater
in Percentages (%)
-------------------------------------------------------
             8/25/87-   10/9/89-  2/12/92-   3/18/94-  5/22/96-  1/22/97-   10/13/97-  4/21/98-   3/9/00-
             10/28/87   10/31/90   7/8/92    12/9/94   7/24/96   4/25/97    1/12/98    10/8/98    4/14/00
RVT (NAV)       -26.4    -22.1     -2.1       -5.3     -6.3        -3.1      -8.1       -31.3     -8.8
RUSSELL 2000    -38.9    -32.5    -12.0      -12.3    -15.4        -9.0      -11.3      -36.5    -25.1

---------------------------------------
CALENDAR YEAR NAV TOTAL RETURNS
---------------------------------------
YEAR       RVT     YEAR      RVT
---------------------------------------
1999      11.7%    1992      19.9%
1998       3.3     1991      39.5
1997      27.5     1990     -13.1
1996      15.5     1989      19.2
1995      22.6     1988      22.8
1994       1.1     1987      -7.7
1993      17.9


12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
-------------------------------------------------------------------------------

LILLY INDUSTRIES -- A classic value scenario played out for this manufacturer of industrial coatings and other chemical products. Its strong business seemed unable to help its market performance until a larger company offered a substantial premium for the business in June. The buyout prompted the sale of a large number of shares at a considerable premium.

NVEST LP -- A long-time holding, shares of this investment advisory firm sky-rocketed on news of a takeover by a large French money management company in early June. A classic case of market value finally (and quickly) catching up with business value.

STONE & WEBSTER -- Any hopes that we had for this engineering and construction firm were dashed by bankruptcy. We thought that the new management that came aboard in 1999 might steady a declining business, but the sudden disclosure of massive overruns on existing projects sounded the death knell.

INTEGRAL SYSTEMS -- The price of this builder of satellite ground systems crashed in May when the announcement of lower-than-expected earnings due to contract award delays drove institutional investors away. We like the company's potential to get back on track based on its solid core business.

------------------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
------------------------------------------
Lilly Industries Cl. A         $6,886,989
Nvest LP                        4,577,525
Coherent                        3,669,704
Exar                            3,116,445
Pioneer Group (The)             2,758,350


------------------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
------------------------------------------
Stone & Webster                $3,514,568
Integral Systems                2,738,612
Blanch (E.W.) Holdings          2,376,014
Urban Outfitters                1,986,083
Medical Assurance               1,794,645

                   [LINE CHART]

----------------------------------------------------------
ROYCE VALUE TRUST MARKET PRICE -- ACTUAL VS. ADJUSTED*
----------------------------------------------------------

MARKET PRICE TOTAL RETURNS
 Since Inception  =           303.7%
      10 Years    =           247.7
       5 Years    =            94.7
       3 Years    =            39.2
       1 Year     =            13.8

                  ADJUSTED        ACTUAL
                    MARKET        MARKET
                     PRICE         PRICE
                     -----         -----
                     10.00         10.00
       1986           9.88          9.88
                     10.75         10.75
                      9.75          9.75
                      9.63          9.63
                      8.63          8.63
                      9.50          9.50
                      9.37          9.38
                      9.12          9.13
                      9.50          9.50
                      9.25          9.25
                      7.30          7.00
                      6.91          6.63
       1987           7.26          6.75
                      7.53          7.00
                      8.60          8.00
                      8.73          8.13
                      8.60          8.00
                      8.46          7.88
                      9.27          8.63
                      9.14          8.50
                      9.00          8.38
                      9.54          8.88
                      9.27          8.63
                      8.87          8.25
       1988           9.25          8.13
                      9.96          8.75
                      9.68          8.50
                     10.10          8.88
                     10.39          9.13
                     10.67          9.38
                     10.53          9.25
                     10.96          9.63
                     11.10          9.75
                     10.99          9.63
                     10.84          9.50
                     10.84          9.50
       1989          11.46          9.50
                     10.71          8.88
                     10.56          8.75
                     11.16          9.25
                     11.16          9.25
                     11.46          9.50
                     11.61          9.63
                     11.31          9.50
                     10.26          8.25
                      9.53          7.88
                      8.78          7.25
                      9.38          7.75
       1990          10.23          8.13
                     10.85          8.75
                     12.43          9.88
                     13.05         10.38
                     13.53         10.75
                     12.90         10.25
                     12.58         10.00
                     12.74         10.13
                     12.42          9.88
                     12.46          9.88
                     12.93         10.25
                     12.61         10.00
       1991          13.83         10.38
                     14.67         11.00
                     15.67         11.75
                     15.33         11.50
                     15.50         11.63
                     15.33         11.38
                     15.00         11.25
                     15.00         11.25
                     14.83         11.13
                     15.19         11.38
                     15.36         11.50
                     16.86         12.63
       1992          17.54         12.25
                     18.25         12.75
                     18.25         12.88
                     18.61         13.00
                     18.43         12.88
                     18.43         12.88
                     18.79         13.13
                     19.33         13.38
                     19.50         13.63
                     19.75         13.75
                     20.47         14.25
                     19.94         13.88
       1993          20.13         12.88
                     20.72         13.25
                     20.33         13.00
                     19.16         12.25
                     19.55         12.50
                     19.35         12.38
                     19.16         12.25
                     19.35         12.38
                     19.74         12.63
                     18.76         12.00
                     18.18         11.63
                     19.18         12.13
       1994          19.00         11.00
                     20.08         11.63
                     20.30         11.75
                     19.65         11.38
                     20.52         11.88
                     20.73         12.13
                     20.73         12.00
                     21.81         12.63
                     22.68         13.13
                     23.33         13.50
                     22.25         12.88
                     23.10         13.25
       1995          22.91         11.88
                     23.87         12.38
                     23.39         12.13
                     23.63         12.25
                     23.63         12.25
                     24.35         12.63
                     23.87         12.38
                     22.42         11.63
                     23.63         12.25
                     24.35         12.63
                     23.87         12.38
                     24.84         12.88
       1996          26.64         12.63
                     26.11         12.38
                     26.37         12.50
                     24.79         11.75
                     25.06         11.88
                     26.90         12.75
                     29.01         13.75
                     30.07         14.25
                     32.31         15.31
                     35.01         16.25
                     33.39         15.50
                     35.41         16.44
       1997          34.32         15.06
                     34.03         14.94
                     36.74         16.13
                     39.88         17.13
                     39.45         16.94
                     39.01         16.75
                     39.35         16.50
                     36.07         15.13
                     28.02         11.75
                     31.68         12.88
                     33.68         13.69
                     34.45         14.00
       1998          34.82         13.75
                     34.03         13.44
                     31.97         12.63
                     29.54         11.31
                     33.95         13.00
                     34.76         13.31
                     35.48         13.25
                     35.15         13.13
                     34.48         12.88
                     34.00         12.38
                     33.31         12.13
                     35.54         12.94
       1999          36.82         13.06
                     39.29         13.94
                     38.93         13.81
                     39.87         13.81
                     38.07         13.19
                     38.07         13.19
       2000          40.37         13.63

Annual distribution totals as indicated

* Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in primary subscriptions of rights offerings. This graph illustrates the market price change from IPO of $10 per share on 11/26/86.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.              $548 million
Weighted Average P/E Ratio            14.2x
Weighted Average P/B Ratio             1.6x
Weighted Average Yield                 1.5%
Fund Net Assets                $748 million
Turnover Rate                           22%
Net Leverage+                           18%
Symbol - Market Price                   RVT
       - NAV                          XRVTX

+Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

-------------------------------------------------------
TOP 10 POSITIONS % of Net Assets
-------------------------------------------------------
Lilly Industries Cl. A                        1.4%
Gallagher (Arthur J.) & Company               1.2
Nvest LP                                      1.1
Charming Shoppes                              1.0
Buffets                                       0.9
Circle International Group                    0.9
Penn Engineering & Manufacturing              0.9
Avnet                                         0.8
Simpson Manufacturing                         0.8
Denbury Resources                             0.8

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Technology                            17.1%
Industrial Products                    14.7
Industrial Services                    11.9
Financial Intermediaries               10.1
Financial Services                      8.1
Consumer Products                       7.5
Natural Resources                       7.1
Health                                  6.7
Consumer Services                       3.1
Miscellaneous                           4.8
Bonds & Preferred Stocks                1.9
Treasuries, Cash & Cash Equivalents     7.0

-------------------------------------------------------
CAPITAL STRUCTURE
Publicly Traded Securities Outstanding
at 6/30/00 at NAV or Liquidation Value
-------------------------------------------------------
36.3 million shares
of Common Stock                        $588 million

2.4 million shares of 7.80%
Cumulative Preferred Stock             $60 million

4.0 million shares of
7.30% Tax-Advantaged
Cumulative Preferred Stock             $100 million


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 13

ROYCE MICRO-CAP TRUST
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

       Nothing was micro-sized about ROYCE MICRO-CAP TRUST'S (OTCM) first-half performance, as it led our three closed-end offerings on both a net asset value
(NAV) and market price basis. More importantly, the Fund's strong year-to-date NAV return of 11.18% more than doubled that of its small-cap benchmark, the Russell 2000, which was up 3.04% for the same period. In addition, OTCM performed well in the bearish second quarter, up 2.09% on an NAV basis. The Fund's average annual NAV total return since inception (12/14/93) was 13.75%.

       The Health sector, a relatively small part of the Fund's portfolio, made the largest positive impact on performance. This was largely the result of a generous weighting within the biotechnology industry, one of the market's hottest industries during the first quarter. Companies in which we sold some shares at hefty gains in the first half include Biosource International, a biomedical research firm specializing in new drug therapies and medical diagnostics, and Lexicon Genetics, a designer of gene trapping and mutagenesis technologies. We continue to see growth potential in biotechnology companies.

       Continuing the torrid pace that began in 1998's fourth quarter, Technology, like biotechnology, burst out of the gate as the year began, and then also suffered in the second-quarter downturn. Impressive performances came from Exar, an analog semiconductor manufacturer whose price dipped, then rebounded, in the second quarter. The price of Rainbow Technologies, a provider of computer network and Internet security products, soared in the first quarter -- prompting us to sell -- then crashed in the second, leading us to purchase again. We sold off our position in Coherent, a manufacturer of laser-based systems and precision optics, in March. The proceeds from these sales helped to fund purchases in stocks that were trading at what we think were attractive prices.

       The comeback of energy services and oil and natural gas stocks boosted performance in the Natural Resources sector. This was welcome news, as we had bought many of these companies when prices were low, hoping for a turnaround. We are holding large positions in the energy services companies Carbo Ceramics, Input/Output and GulfMark Offshore. Oil and natural gas exploration companies, including Denbury Resources, Bonavista Petroleum and 3TEC Energy, inspire a similar level of our confidence.

       Owners of insurance stocks have needed Job-like patience recently. We have been waiting for a turnaround for more than a year, but see rising premium costs and the strong performance of insurance brokerage stocks (as opposed to those firms that underwrite policies) as positive signs that may point to a long-awaited recovery for the industry. We are holding large stakes in property and casualty insurers such as NYMAGIC and in medical liability insurance providers such as Medical Assurance and MIIX Group.

       Although recognition is growing, micro-caps are still struggling towards official institutional acceptance, which suits us just fine. Investor indifference often creates the kinds of conditions where we believe our approach works best.

-------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Second Quarter 2000*                2.09%
Jan-June 2000*                     11.18
1-Year                             22.39
3-Year                             10.93
5-Year                             14.21
Since Inception (12/14/93)         13.75

*Not annualized.

-------------------------------------------------------
RISK/RETURN COMPARISON
3-Year Period ended 6/30/00
-------------------------------------------------------

                          AVERAGE ANNUAL    STANDARD
                          TOTAL RETURN      DEVIATION        RUR*
   ROYCE MICRO-CAP
   TRUST (NAV)                 10.9           17.7            0.62
   Russell 2000                10.6           23.2            0.46

*Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

OVER THE LAST THREE YEARS, ROYCE MICRO-CAP TRUST HAS OUTPERFORMED THE RUSSELL 2000 ON A BOTH AN ABSOLUTE AND A RISK-ADJUSTED BASIS.

                  [BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
                  3/18/94-  5/22/96-  1/22/97-   10/13/97-   4/21/98-  3/9/00-
                  12/9/94   7/24/96   4/25/97    1/12/98     10/8/98   4/14/00
OTCM (NAV)          -0.4      -6.8      -3.4       -7.4        -29.9     -13.4
RUSSELL 2000       -12.3     -15.4      -9.0      -11.3        -36.5     -25.1

-------------------------------------------------------
CALANDAR YEAR NAV TOTAL RETURNS
-------------------------------------------------------
   YEAR                             OTCM
   1999                             12.7%
   1998                             -4.1
   1997                             27.1
   1996                             16.6
   1995                             22.9
   1994                              6.0


14 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
-------------------------------------------------------------------------------

MYRIAD GENETICS -- We purchased this genomics company, focused on the development of therapeutic and diagnostic products, as a small research and-development position in 1998. Its price then more than quadrupled in the first quarter's white-hot biotechnology run-up.

AURORA BIOSCIENCES -- We began to sell shares of this developer of systems for drug discovery and enhancement in late 1999 when its price nearly tripled. In the first quarter, it climbed even higher, which led to more selling, although we still retain a small position.

KRONOS -- Once a stellar performer, this provider of workforce management, payroll and timecard software saw its business slump after the non-event of Y2K, and its stock price plummet after an earnings disappointment. We trimmed our position earlier this year.

STONE & WEBSTER -- Any hopes that we had for this engineering and construction firm were dashed by bankruptcy. We thought that the new management that came aboard in 1999 might steady a declining business, but the sudden disclosure of massive overruns on existing projects sounded the death knell.

-----------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
-----------------------------------
Myriad Genetics          $2,031,672
Aurora Biosciences        1,756,782
Richardson Electronics    1,357,156
Rainbow Technologies      1,140,249
Coherent                  1,076,954

------------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
------------------------------------
Kronos                    $1,374,769
Stone & Webster            1,369,557
Urban Outfitters             947,048
RCM Technologies             904,181
Reliance Group Holdings      788,528

                     [LINE CHART]

-----------------------------------------------------------
ROYCE MICRO-CAP TRUST MARKET PRICE -- ACTUAL VS. ADJUSTED*
-----------------------------------------------------------
MARKET PRICE TOTAL RETURNS

 Since Inception  =     85.0%
         5 Years  =     91.7
         3 Years  =     47.4
          1 Year  =     22.9

                  ADJUSTED        ACTUAL
                    MARKET        MARKET
                     PRICE         PRICE
                     -----         -----
       1993           7.50          7.50
                      7.75          7.75
                      7.50          7.50
                      6.50          6.50
                      6.63          6.63
                      7.13          7.13
                      6.75          6.75
                      7.00          7.00
                      7.13          7.13
                      7.00          7.00
                      7.38          7.38
                      7.19          7.13
       1994           7.11          7.00
                      6.86          6.75
                      7.24          7.13
                      6.98          6.88
                      6.98          6.88
                      7.11          7.00
                      7.49          7.38
                      7.87          7.75
                      8.13          8.00
                      8.51          8.38
                      7.87          7.75
                      7.75          7.63
       1995           8.52          8.00
                      8.25          7.75
                      8.25          7.75
                      8.25          7.75
                      8.92          8.38
                      8.92          8.38
                      9.18          8.63
                      8.25          7.75
                      8.45          7.94
                      8.52          8.00
                      8.52          8.00
                      9.05          8.50
       1996           9.71          8.25
                      9.30          7.88
                      9.41          8.00
                      8.97          7.63
                      9.56          8.13
                     10.15          8.63
                     10.57          8.98
                     10.66          9.06
                     11.32          9.63
                     13.16         11.19
                     12.79         10.88
                     12.72         10.81
       1997          13.10         10.13
                     12.62          9.75
                     13.43         10.38
                     13.64         11.31
                     14.40         11.13
                     13.91         10.75
                     13.35         10.31
                     12.62          9.75
                     10.11          7.81
                     10.43          8.06
                     10.67          8.25
                     11.56          8.94
       1998          11.87          8.88
                     11.03          8.25
                     10.70          8.00
                      9.95          7.44
                     11.12          8.31
                     11.29          8.44
                     11.29          8.44
                     11.33          8.47
                     11.29          8.44
                     11.37          8.50
                     11.04          8.25
                     11.95          8.94
       1999          12.41          9.13
                     13.19          9.56
                     13.88         10.06
                     14.31         10.38
                     13.28          9.63
                     13.23          9.59
       2000          13.88         10.06

Adjusted Market Price
Actual Market Price

      Annual distribution totals as indicated

* Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in the 1994 rights offering. This graph illustrates the market price change from IPO of $7.50 per share on 12/14/93.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.                      $215 million
Weighted Average P/E Ratio                    12.3x*
Weighted Average P/B Ratio                      1.4x
Weighted Average Yield                          1.2%
Fund Net Assets                         $208 million
Turnover Rate                                    29%
Net Leverage+                                    10%
Symbol - Market Price                           OTCM
       - NAV                                   XOTCX

* Excludes 17% of portfolio holdings with zero or negative earnings as of 6/30/00.

+ Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

-------------------------------------------------------
TOP 10 POSITIONS % of Net Assets
-------------------------------------------------------
BARRA                             1.4%
Richardson Electronics            1.2
Pure Resources                    1.2
Matthews International Cl. A      1.1
Myriad Genetics                   1.1
Simpson Manufacturing             1.1
Forward Air                       1.1
Denbury Resources                 1.0
New Horizons Worldwide            1.0
Ash Grove Cement Company          1.0

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Industrial Services                         14.3%
Technology                                  14.2
Industrial Products                         13.4
Consumer Products                           10.2
Natural Resources                            8.6
Financial Intermediaries                     7.9
Health                                       7.0
Consumer Services                            3.8
Financial Services                           3.6
Utilities                                    0.3
Miscellaneous                                5.0
Bond & Preferred Stock                       0.6
Treasuries, Cash & Cash Equivalents         11.1

-------------------------------------------------------
CAPITAL  STRUCTURE
Publicly Traded Securities Outstanding
at 6/30/00 at NAV or Liquidation Value
-------------------------------------------------------
13.8 million shares
of Common Stock                 $168 million

1.6 million shares of 7.75%
Cumulative Preferred Stock       $40 million


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 15

ROYCE FOCUS TRUST
-------------------------------------------------------------------------------
MANAGER'S DISCUSSION

As someone once said of the Godfather trilogy, one of the films had to finish third. This reasoning makes ROYCE FOCUS TRUST (FUND) the first half's GODFATHER PART III of our closed-end funds. The Fund was up 0.84% on a net asset value (NAV) basis, behind its small-cap benchmark, the Russell 2000, which was up 3.04%. The Fund's average annual NAV total return since the inception of our management (11/1/96) was 7.13%.

       The Fund struggled in the dynamic first quarter, up 1.68%. Its concentrated portfolio of what we think are high-quality small-cap stocks may have hindered performance, as companies with poor showings had a proportionately greater effect on performance. While the Fund's second-quarter return was also unspectacular -- it was down 0.83% -- the portfolio lost less than the Russell 2000, which was down 3.78% for the same period.

       One reason for our underperformance was the Fund's relatively low weighting in Technology stocks, a sector that we significantly reduced our exposure to in the first half. We sold off small positions in Avnet and National Computer Systems at a profit. Low exposure to Technology, of course, also helped the Fund to hold its value in the second quarter, although its comparative absence was admittedly a more critical factor in the first quarter.

       Some of the Fund's more disappointing performances came from stocks in which we still have a lot of confidence. For example, the price of Lincoln Electric Holdings, a manufacturer of welding and cutting products and a long-time Fund holding, was underwater in the first half. In April, the company announced a large acquisition, but followed that news with a report that it would need to borrow funds to complete the deal, which sent its price into a tailspin. We believe in the company's long-term prospects based on its previous business success and on the growth potential that the acquisition offers, so we have increased our position. We are also hopeful about the prospects for Morrison Knudsen, a large-scale construction and engineering firm with what we think is terrific management.

       After almost a year of sluggish performance, energy stocks bounced back in the first half. We had built positions in what we think are high-quality companies in this industry throughout 1999. The price of top-ten holding Input/Output, a designer and manufacturer of seismic data acquisition products used on land and water, climbed steadily through the first half. Tom Brown, an oil and natural gas exploration company, also performed very well. We think that the industry as a whole still has strong growth potential, which led us to initiate a position in 3TEC Energy, a regional natural gas exploration company, in late June.

       While we were not pleased with the Fund's recent performance, we see the makings of a turnaround. In fact, the Fund was up 10.02% in July on an NAV basis (up 10.94% year-to-date through 7/31/00). We are confident that the Fund's concentrated value approach can provide above-average long-term return potential.

-------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Second Quarter 2000*            -0.83%
Jan-June 2000*                   0.84
1-Year                          -0.44
3-Year                           2.23
Since Inception (11/1/96)(1)     7.13

* Not annualized.
(1) Date Royce & Associates, Inc. assumed investment management responsibility.

-------------------------------------------------------
RISK/RETURN COMPARISON
3-Year Period ended 6/30/00
-------------------------------------------------------
              AVERAGE ANNUAL    STANDARD
               TOTAL RETURN     DEVIATION   RUR*
ROYCE FOCUS
TRUST (NAV)        2.2            19.9      0.11
Russell 2000      10.6            23.2      0.48

*Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.

OVER THE LAST THREE YEARS, ROYCE FOCUS TRUST HAS HAD LOWER VOLATILITY RELATIVE TO THE RUSSELL 2000, BUT HAS UNDERPERFORMED ON AN ABSOLUTE AND RELATIVE BASIS.

                    [BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
                 1/22/97-   10/13/97-    4/21/98-    3/9/00-
                 4/25/97    1/12/98      10/8/98     4/14/00
FUND (NAV)        -1.1      -10.3        -35.2       -4.1
Russell 2000      -9.0      -11.3        -36.5      -25.1

-------------------------------------------------------
CALENDAR YEAR NAV TOTAL RETURNS
-------------------------------------------------------
 YEAR                   FUND
 1999                   8.7%
 1998                  -6.8
 1997                  20.5


16 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
-------------------------------------------------------------------------------

OAKLEY -- After spending much of the last two years wandering in the single-digit wilderness, this leading designer, manufacturer and distributor of high-performance eyewear, footwear, watches and apparel finally came back as new products were more effectively integrated and institutional interest returned.

RICHARDSON ELECTRONICS -- Wall Street finally noticed this distributor of electronic components and equipment for industrial, communications, medical, and scientific applications. The company first got our attention back in 1998's third-quarter correction. Unlike many technology stocks, its price kept climbing throughout the second quarter.

BLANCH (E.W.) HOLDINGS -- After
we touted the virtues of this reinsurance and insurance risk management company in 1999's Semi-Annual Report, a combination of missed earnings estimates and management defections led to a more than 50% loss in 2000's first quarter. Nonetheless, we are still believers in the high value of the firm's core business.

NEW ENGLAND BUSINESS SERVICE -- Although this business product marketer has met earnings estimates and realized its recent business goals, we suspect that a profound lack of investor interest in its core business continues to impede stock performance.

--------------------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
--------------------------------------------
Oakley                            $2,294,794
Richardson Electronics             1,387,079
Input/Output                       1,149,854
Tom Brown                            817,154
White Mountains Insurance Group      643,850

--------------------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
--------------------------------------------
Blanch (E.W.) Holdings        $1,858,279
New England Business Service   1,100,280
Lincoln Electric Holdings      1,016,727
Charming Shoppes                 941,007
Medical Assurance                916,482

                     [LINE CHART]


--------------------------------------------------------
ROYCE FOCUS TRUST MARKET PRICE -- ACTUAL VS. ADJUSTED(2)
--------------------------------------------------------

MARKET PRICE TOTAL RETURNS
 Since 11/1/96  =  27.2%
       3 Years  =  11.3
        1 Year  =   2.4

                  ADJUSTED        ACTUAL
                    MARKET        MARKET
                     PRICE         PRICE
                     -----         -----
                      4.38          4.38
                      4.66          4.66
       1996           4.59          4.59
                      4.75          4.75
                      4.56          4.56
                      4.88          4.88
                      4.72          4.72
                      4.81          4.81
                      5.00          5.00
                      5.28          5.28
                      5.44          5.44
                      6.06          6.06
                      5.69          5.69
                      5.69          5.69
       1997           5.57          5.06
                      5.64          5.13
                      5.78          5.25
                      6.23          5.66
                      6.54          5.94
                      6.23          5.66
                      6.05          5.50
                      6.12          5.56
                      4.82          4.38
                      5.30          4.81
                      5.09          4.63
                      5.30          4.81
       1998           5.37          4.88
                      4.82          4.38
                      4.54          4.13
                      4.41          4.00
                      4.54          4.13
                      5.37          4.88
                      5.44          4.94
                      5.54          5.03
                      5.58          5.06
                      5.37          4.88
                      5.34          4.84
                      5.30          4.81
       1999           5.36          4.72
                      5.40          4.75
                      5.47          4.81
                      5.79          5.09
                      5.61          4.94
                      5.75          5.06
                      5.58          4.91

Adjusted Market Price
Actual  Market Price

Annual distribution totals as indicated

(2) Reflects market price total return experience of a continuous stockholder who reinvested all distributions. This graph illustrates the market price change from $4.375 on 11/1/96, the date Royce & Associates, Inc. assumed investment management responsibility.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.              $706 million
Weighted Average P/E Ratio             12.1x*
Weighted Average P/B Ratio              1.6x
Weighted Average Yield                  1.2%
Fund Net Assets                  $71 million
Turnover Rate                            42%
Net Leverage+                             9%
Symbol - Market Price                   FUND
       - NAV                           XFUNX

* Excludes 27% of portfolio holdings with zero or negative earnings as of 6/30/00.

+ Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

-------------------------------------------------------
TOP 10 POSITIONS % of Net Assets
-------------------------------------------------------
Florida Rock Industries           5.0%
Charming Shoppes                  4.9
Oakley                            4.6
Morrison Knudsen                  4.6
Arrow International               4.3
Input/Output                      4.2
Blanch (E.W.) Holdings            4.1
Simpson Manufacturing             3.7
Interim Services                  3.6
White Mountains Insurance Group   3.6

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Industrial Services                     15.7%
Industrial Products                     15.6
Natural Resources                       12.1
Financial Intermediaries                 8.7
Financial Services                       6.8
Consumer Services                        5.7
Technology                               4.7
Consumer Products                        4.7
Health                                   4.4
Treasuries, Cash & Cash Equivalents     21.6

-------------------------------------------------------
CAPITAL STRUCTURE
Publicly Traded Securities Outstanding
at 6/30/00 at NAV or Liquidation Value
-------------------------------------------------------
8.6 million shares
of Common Stock           $51 million

800,000 shares
of 7.45% Cumulative
Preferred Stock           $20 million


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 17

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS
--------------------------------------------------------------------------------

WHY SHOULD I REINVEST MY DISTRIBUTIONS?

     By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?

     The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?

     If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds' custodian, State Street Bank and Trust Company, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if State Street is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?

     If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?

     The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund's common stock directly through State Street on a monthly basis, and to deposit certificates representing your Fund shares with State Street for safekeeping. The Funds' investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2000.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?

     State Street maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by State Street in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to State Street to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, State Street will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?

     You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from State Street. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston, MA 02110, telephone (800) 426-5523.


18 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

[GRAPHIC: Computer and Keyboard with "The Royce Funds" displayed on monitor]

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------

NEW @ www.roycefunds.com

     The process of keeping our website fresh is ongoing. We are currently focusing on enriching our content, improving navigation and architecture, and developing greater interactivity for our clients.

In the past couple of months, we have added and/or enhanced the following:

SEARCH-BY-FUND - Homepage pull-down menu to improve navigation.

E-NHANCEMENTS FOR SHAREHOLDERS - Open-end fund shareholders can establish online account access, alter account PINs and request electronic delivery of shareholder reports and prospectuses directly and immediately.

DISTRIBUTIONS: 1999 AND 2000 - Centralized distribution information. Go to Open-End Funds or Closed-End Funds sections.

WHAT'S NEW - More performance commentary at month- and quarter-ends, and features such as What's New on the Site and a What's New Archive.

IN THE NEWS - More in-depth treatment of press mentions. Go to What's New or Bulletin Board sections.

ILLUSTRATION BANK - "While we are serious in our approach to value investing, `serious' is not our standard approach to ourselves..." Go to Just for Fun.

What would you like to see on www.roycefunds.com? We want your feedback. Please e-mail any suggestions or comments to Heather MacLeod at heather@roycenet.com.



NOTES TO PERFORMANCE AND RISK INFORMATION

   All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds' portfolios and Royce's investment intentions with respect to those securities reflect Royce's opinions as of June 30, 2000 and are subject to change at any time without notice.There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

   Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility.

   The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 SmallCap are unmanaged indices of domestic common stocks. The Royce Funds is a service mark of The Royce Funds.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 19

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS - 91.1%
                                            SHARES             VALUE
                                            ------             -----
CONSUMER PRODUCTS - 7.5%
Apparel and Shoes - 1.7%
   Garan                                      96,900      $   2,192,363
   K-Swiss Cl. A                             107,500          1,713,281
   Oshkosh B'Gosh Cl. A                      114,300          1,871,662
  +Polo Ralph Lauren Cl. A(a)                151,100          2,153,175
   Weyco Group                               167,664          4,275,432
   Wolverine World Wide                       59,900            591,513
                                                          -------------
                                                             12,797,426
                                                          -------------

Collectibles - 0.3%
   Action Performance(a)                       2,000             14,500
   Department 56(a)                           68,200            750,200
   Enesco Group                              176,700            839,325
   Russ Berrie and Company                     9,500            182,875
   Sotheby's Holdings Cl. A(a)                31,600            553,000
                                                          -------------
                                                              2,339,900
                                                          -------------

Food/Beverage/Tobacco - 0.7%
   800 JR Cigar(a)                           172,400          1,702,450
   Hain Celestial Group(a)                    50,600          1,856,387
   Hershey Creamery                              583            932,800
   J & J Snack Foods(a)                        5,000             89,375
   Tootsie Roll Industries                    13,390            468,650
                                                          -------------
                                                              5,049,662
                                                          -------------

Home Furnishing/Appliances - 1.5%
   Bassett Furniture Industries              194,187          2,451,611
   Burnham Corporation Cl. A                  46,956          1,737,372
   Burnham Corporation Cl. B                  18,000            666,000
   Ethan Allen Interiors                      10,000            240,000
   La-Z-Boy                                   68,200            954,800
   Lifetime Hoan                             361,727          2,893,816
   Mikasa                                    172,900          1,901,900
                                                          -------------
                                                             10,845,499
                                                          -------------

Publishing - 0.3%
   Marvel Enterprises(a)                     398,200          2,488,750
   Scholastic Corporation(a)                   1,200             73,350
                                                          -------------
                                                              2,562,100
                                                          -------------

Sports and Recreation - 1.4%
   Johnson Outdoors Cl. A(a)                 251,800          1,778,338
   Lund International Holdings(a)            153,600            729,600
   Oakley(a)                                 366,700          4,217,050
   RockShox(a),(c)                         1,060,400            894,712
   Sturm, Ruger & Co.                        298,800          2,651,850
   Winnebago Industries                        3,200             41,800
                                                          -------------
                                                             10,313,350
                                                          -------------
Other Consumer Products - 1.6%
   Lazare Kaplan International(a)            190,100          1,544,563
   Matthews International Cl. A              115,200          3,340,800
   Starrett (L. S.) Company Cl. A             75,400          1,319,500
   VELCRO INDUSTRIES                         525,800          5,948,112
                                                          -------------
                                                             12,152,975
                                                          -------------
TOTAL (Cost $53,067,556)                                     56,060,912
                                                          =============

CONSUMER SERVICES - 3.1%
Leisure/Entertainment - 0.2%
   Anchor Gaming(a)                            1,000             47,938
   Aztar(a)                                    4,600             71,300
   Cheap Tickets(a)                           20,000            240,000
   Coachmen Industries                        85,500            983,250
                                                          -------------
                                                              1,342,488
                                                          -------------

Restaurants/Lodgings - 0.9%
   BUFFETS(a)                                535,135          6,789,525
   Diedrich Coffee(a)                         57,900            119,419
   Papa John's International(a)                5,000            122,500
                                                          -------------
                                                              7,031,444
                                                          -------------

Retail Stores - 2.0%
   Abercrombie & Fitch Cl. A(a)               25,000            304,687
   CHARMING SHOPPES(a)                       861,800          4,389,794
   Claire's Stores                           144,300          2,777,775
   Consolidated Stores(a)                    149,100          1,789,200
   Family Dollar Stores                        4,700             91,944
   Michaels Stores(a)                          5,000            229,063
   Pep Boys-Manny, Moe & Jack (The)            5,000             30,000
   Pier 1 Imports                             57,500            560,625
   Sunglass Hut International(a)             226,800          1,864,012
   Suzy Shier                                248,000            586,486
   Urban Outfitters(a)                       224,800          1,981,050
   Whitehall Jewellers(a)                      3,100             57,738
                                                          -------------
                                                             14,662,374
                                                          -------------
TOTAL (Cost $21,559,727)                                     23,036,306
                                                          =============

FINANCIAL INTERMEDIARIES - 10.1%
Banking - 1.3%
   BOK Financial(a)                           41,509            729,002
   Boston Private Financial Holdings          10,000            100,625
  +Farmers & Merchants Bank of
      Long Beach(a)                            1,266          2,342,100
   Federal Realty Investment Trust             5,400            108,000
   First American (The)                       47,100            674,119
   First National Bank of Anchorage            2,100          1,900,500
   Fulton Financial                           18,003            318,428
   HSB Group                                  30,000            933,750
   Hudson City Bancorp                        20,000            341,250
   Mechanics Bank                                200          2,080,000
   Oriental Financial Group                   58,000            837,375
                                                          -------------
                                                             10,365,149
                                                          -------------

Insurance - 8.7%
   Argonaut Group                            161,600          2,767,400
   Baldwin & Lyons Cl. B                     126,000          2,149,875
   Berkley (W.R.)                             84,200          1,578,750
   CNA Surety                                 15,000            179,063
   Capitol Transamerica                      108,415          1,280,652
   Commerce Group                             54,318          1,602,381
   Erie Indemnity Company Cl. A               23,100            727,650
  +Everest Re Group                          107,300          3,527,488
   Fidelity National Financial               140,800          2,578,400
   Frontier Insurance Group(a)                56,000             42,000
   HCC Insurance Holdings                    113,200          2,136,650
   Highlands Insurance Group(a)              242,800          2,276,250
   Horace Mann Educators                      74,300          1,114,500


20 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                            SHARES             VALUE
                                            ------             -----
FINANCIAL INTERMEDIARIES (CONTINUED)
Insurance (continued)
   Independence Holding                       58,164      $     712,509
   LaSalle Re Holdings(a)                     79,900          1,133,581
   Leucadia National                          59,300          1,352,781
   Liberty Financial Companies                 5,000            109,687
   Markel(a)                                   2,200            311,575
   Medical Assurance(a)                      230,371          2,591,674
  +Mercury General                            85,000          2,008,125
   Mutual Risk Management                    250,500          4,336,781
   NYMAGIC                                    47,700            679,725
   Nobel Insurance(a)                        121,500             30,375
   Old Republic International                188,100          3,103,650
   PMA Capital Cl. A                         219,700          4,174,300
   PXRE Group                                298,151          4,025,039
   RLI                                        66,362          2,306,079
   RenaissanceRe Holdings                     15,000            653,438
   Trenwick Group                            245,950          3,581,647
   Wesco Financial                            11,990          2,457,950
   White Mountains Insurance Group            30,400          4,864,000
   Zenith National Insurance                 226,700          4,817,375
                                                          -------------
                                                             65,211,350
                                                          -------------
Securities Brokers - 0.1%
   Raymond James Financial                     7,500            168,750
                                                          -------------
TOTAL (Cost $66,137,631)                                     75,745,249
                                                          =============

FINANCIAL SERVICES - 8.1%
Information and Processing - 1.0%
   BARRA(a)                                   60,100          2,978,706
   Fair, Isaac and Co.                        78,500          3,454,000
   Sungard Data Systems(a)                    24,600            762,600
                                                          -------------
                                                              7,195,306
                                                          -------------

Insurance Brokers - 3.5%
  +Aon                                       127,700          3,966,681
   Blanch (E.W.) Holdings                    175,800          3,570,937
   Clark/Bardes Holdings(a)                   80,900          1,334,850
   Crawford & Co. Cl. A                      327,350          3,539,472
   Crawford & Co. Cl. B                       75,300            828,300
   GALLAGHER (ARTHUR J.) & COMPANY           209,800          8,811,600
   Hilb, Rogal & Hamilton                    112,675          3,908,414
                                                          -------------
                                                             25,960,254
                                                          -------------

Investment Management - 3.6%
   Affiliated Managers Group(a)               87,800          3,994,900
   BKF Capital Group(a)                       17,500            277,812
   BlackRock Cl. A(a)                         55,000          1,595,000
   Eaton Vance                                65,100          3,010,875
   Federated Investors Cl. B                  10,000            350,625
   John Nuveen Company Cl. A                  51,400          2,155,588
   Lexington Global Asset Managers(a)         16,100            167,037
   NVEST LP                                  208,300          7,889,363
   Phoenix Investment Partners               243,700          2,558,850
   Pioneer Group (The)(a)                    103,600          4,390,050
   SEI Investments                             6,000            238,875
   U.S. Global Investors Cl. A(a)            249,205            459,472
                                                          -------------
                                                             27,088,447
                                                          -------------
TOTAL (Cost $35,844,970)                                     60,244,007
                                                          =============

HEALTH - 6.7%
Commercial Services - 2.0%
   ChiRex(a)                                  60,000          1,200,000
   IDEXX Laboratories(a)                      35,100            802,913
  +MedQuist(a)                                55,000          1,870,000
   PAREXEL International(a)                  320,200          3,061,912
   Quintiles Transnational(a)                127,000          1,793,875
   SCHEIN (HENRY)(a)                         292,900          5,052,525
   Young Innovations(a)                       51,700            924,138
                                                          -------------
                                                             14,705,363
                                                          -------------

Drugs and Biotech - 2.4%
   Affymetrix(a)                              20,000          3,302,500
   Biogen(a)                                   4,000            258,000
   BioReliance(a)                             66,000            321,750
   Cerus Corporation(a)                       26,800          1,371,825
   Chiron(a)                                  42,300          2,009,250
   Dura Pharmaceuticals(a)                    77,600          1,115,500
  +Gene Logic(a)                              51,000          1,820,062
   Genzyme Corporation -
      General Division(a)                     50,000          2,971,875
   Genzyme Corporation -
      Tissue Repair(a)                        15,300             80,325
   Genzyme Corporation -
      Molecular Oncology(a)                    4,322             59,968
   Genzyme Corporation -
      Surgical Products(a)                     7,160             71,153
   IDEC Pharmaceuticals(a)                    15,000          1,759,687
   Incyte Genomics(a)                          7,000            575,313
   Millennium Pharmaceuticals(a)              12,000          1,342,500
   Shire Pharmaceuticals Group ADR(a),(b)     20,853          1,081,749
                                                          -------------
                                                             18,141,457
                                                          -------------
Health Services - 0.2%
   Capital Senior Living(a)                      500              1,469
   Shared Medical Systems                     21,900          1,597,331
                                                          -------------
                                                              1,598,800
                                                          -------------

Personal Care - 0.3%
   Chattem(a)                                 20,000            273,750
   Nu Skin Enterprises Cl. A(a)               20,100            115,575
   Regis                                     115,600          1,445,000
                                                          -------------
                                                              1,834,325
                                                          -------------

Surgical Products and Devices - 1.8%
   Arrow International                       148,700          4,981,450
   Biomet                                      5,000            192,187
   Haemonetics(a)                            215,200          4,519,200
   Invacare                                   17,000            446,250
   NMT Medical(a)                            150,600            451,800
   PE Corporation-PE Biosystems Group          2,000            131,750
   PE Corporation-Celera Genomics
      Group(a)                                 1,000             93,500
   STERIS(a)                                  43,600            386,950
   Varian Medical Systems(a)                  60,000          2,347,500
                                                          -------------
                                                             13,550,587
                                                          -------------
TOTAL (Cost $36,286,134)                                     49,830,532
                                                          =============


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 21

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                            SHARES             VALUE
                                            ------             -----
INDUSTRIAL PRODUCTS - 14.7%
Building Systems and Components - 3.5%
   Decker Manufacturing                        6,022      $     283,034
   Falcon Products                           349,400          3,319,300
   Fleetwood Enterprises                      65,900            939,075
   International Aluminum                     56,700            978,075
   KIMBALL INTERNATIONAL CL. B               386,380          5,699,105
   Mueller (Paul)                             53,200          1,330,000
   Preformed Line Products Company           127,600          1,850,200
   SIMPSON MANUFACTURING(a)                  126,700          6,057,844
   Skyline                                   123,400          2,653,100
   Thor Industries                           159,950          3,358,950
                                                          -------------
                                                             26,468,683
                                                          -------------

Construction Materials - 1.9%
   Ameron International                       13,000            464,750
   ASH GROVE CEMENT COMPANY CL. B             50,518          5,102,318
   FLORIDA ROCK INDUSTRIES                   148,000          5,272,500
   Moore (Benjamin) & Co.                     34,000            820,250
   Puerto Rican Cement Company               100,400          2,792,375
                                                          -------------
                                                             14,452,193
                                                          -------------

Industrial Components - 1.0%
   PENN ENGINEERING & MANUFACTURING          153,600          5,414,400
   PENN ENGINEERING &
      MANUFACTURING CL. A                     39,800          1,283,550
   PerkinElmer                                 1,000             66,125
   Woodhead Industries                        45,400            828,550
                                                          -------------
                                                              7,592,625
                                                          -------------

Industrial OEM - 0.1%
   Ionics(a)                                   5,000            153,125
                                                          -------------

Machinery - 1.5%
   Astec(a)                                    5,000            126,875
   Atchison Casting(a)                        58,600            336,950
   Federal Signal                            114,900          1,895,850
   Hurco Companies(a)                          5,000             20,000
   Lincoln Electric Holdings                 253,580          3,613,515
   Nordson Corporation                        60,300          3,052,687
   PAXAR(a)                                  165,100          1,970,881
   Tecumseh Products Company Cl. A             3,300            126,019
                                                          -------------
                                                             11,142,777
                                                          -------------

Paper and Packaging - 0.4%
   CLARCOR                                     4,550             90,431
   Liqui-Box                                  59,978          2,968,911
                                                          -------------
                                                              3,059,342
                                                          -------------

Pumps, Valves and Bearings - 1.3%
   ConBraCo Industries                         7,630          3,891,300
   Denison International ADR(a),(b)           88,400          1,116,050
   Kaydon Corporation                        158,500          3,328,500
   NN                                        127,100          1,334,550
   Robroy Industries Cl. A                    40,523            263,400
                                                          -------------
                                                              9,933,800
                                                          -------------

Specialty Chemicals and Materials - 3.4%
   Aceto                                      60,010            660,110
   Arch Chemicals                             24,000            525,000
   Brady (W.H.) Cl. A                        121,100          3,935,750
   Calgon Carbon                              50,000            387,500
   Chemfab(a)                                133,219          1,581,976
   Donaldson Company                          26,000            513,500
   Hauser(a)                                   6,000             10,500
   Hawkins Chemical                          301,278          2,372,564
   LILLY INDUSTRIES CL. A                    339,283         10,199,695
   MacDermid                                 204,131          4,797,078
   Valspar                                    10,000            337,500
                                                          -------------
                                                             25,321,173
                                                          -------------

Textiles - 0.9%
   Delta Woodside Industries(a)              125,400            274,313
   Fab Industries                            175,500          1,864,687
   Thomaston Mills Cl. A(a),(c)              327,800            358,531
   Unifi(a)                                  319,800          3,957,525
   Wellman                                    15,000            242,813
                                                          -------------
                                                              6,697,869
                                                          -------------

Other Industrial Products - 0.7%
   BHA Group Holdings                        123,209          1,201,288
   Baldor Electric                            62,900          1,171,512
   Landauer                                  112,900          1,757,006
   Myers Industries                           34,862            374,767
   Scott Technologies(a)                       1,000             17,187
   Steelcase Cl. A                            50,000            850,000
                                                          -------------
                                                              5,371,760
                                                          -------------
TOTAL (Cost $84,571,130)                                    110,193,347
                                                          =============

INDUSTRIAL SERVICES - 11.9%
Advertising/Publishing - 0.6%
   Grey Advertising                            4,717          2,452,840
   True North Communications                  48,000          2,112,000
                                                          -------------
                                                              4,564,840
                                                          -------------

Commercial Services - 3.2%
   ABM Industries                             77,500          1,782,500
   Analytical Surveys(a)                       5,000             15,469
   CDI(a)                                    196,600          4,005,725
   Carlisle Holdings(a)                      251,100          1,844,016
   Catalina Marketing(a)                      10,000          1,020,000
   Comdisco                                   78,700          1,755,994
   Cornell Companies(a)                       80,400            643,200
   Fisher Companies                           16,096          1,142,816
   Hall Kinion & Associates(a)                 5,000            166,563
   Hardinge                                  106,600          1,112,637
   INTERIM SERVICES(a)                       292,900          5,198,975
   Kelly Services Cl. A                        5,000            115,625
   Korn/Ferry International(a)                53,700          1,701,619
   Manpower                                   30,800            985,600
   Marketing Specialists(a)                  124,900            218,575
   MAXIMUS(a)                                  5,000            110,625
   Modis Professional Services(a)            142,700          1,266,463
   Open Plan Systems(a),(c)                  392,600            748,394
   Volt Information Sciences(a)                3,200            105,400
                                                          -------------
                                                             23,940,196
                                                          -------------

Engineering and Construction - 1.0%
   Insituform Technologies Cl. A(a)            1,700             46,112
   McDermott International                    11,000             96,938
   Morrison Knudsen(a)                       510,100          3,698,225
   Sevenson Environmental Services           265,720          2,972,742
   Stone & Webster(a)                        212,700            152,931
   Todd Shipyards(a)                          39,200            308,700
                                                          -------------
                                                              7,275,648
                                                          -------------


22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                            SHARES             VALUE
                                            ------             -----
INDUSTRIAL SERVICES (CONTINUED)
Food/Tobacco Processors - 1.0%
   DIMON                                     253,600      $     538,900
   Farmer Bros.                               26,000          4,550,000
   Midwest Grain Products(a)                 231,800          1,926,838
   Seaboard                                    3,750            645,000
                                                          -------------
                                                              7,660,738
                                                          -------------

Industrial Distribution - 0.9%
   Central Steel & Wire                        3,699          1,856,898
   Ritchie Bros. Auctioneers(a)              197,200          4,720,475
   TBC(a)                                     21,300             98,512
                                                          -------------
                                                              6,675,885
                                                          -------------

Printing - 1.7%
   Bowne & Co.                               383,100          3,854,944
   Ennis Business Forms                      302,100          2,416,800
   New England Business Service              224,200          3,643,250
   Standard Register (The)                   163,200          2,325,600
                                                          -------------
                                                             12,240,594
                                                          -------------

Transportation and Logistics - 3.5%
   Airborne Freight                           27,400            518,888
   AirNet Systems(a)                         325,900          1,486,919
   Arnold Industries                         418,348          5,046,323
   C. H. Robinson Worldwide                   25,000          1,237,500
   CIRCLE INTERNATIONAL GROUP                266,725          6,701,466
   EGL(a)                                     18,500            568,875
   Fritz Companies(a)                        343,600          3,543,375
   Frozen Food Express Industries(a)         220,670            662,010
   Hub Group Cl. A(a)                        107,000          1,598,312
   Kenan Transport                            63,300          1,305,563
   Landstar System(a)                          5,000            297,812
   Ocean Group                                13,000            214,406
   Pittston Brink's Group                    236,213          3,233,165
                                                          -------------
                                                             26,414,614
                                                          -------------
TOTAL (Cost $100,387,597)                                    88,772,515
                                                          =============

NATURAL RESOURCES - 7.1%
Energy Services - 3.0%
   CARBO CERAMICS                            149,100          5,237,138
   Global Industries(a)                      119,500          2,255,562
   HELMERICH & PAYNE                         135,200          5,053,100
   Input/Output(a)                           345,100          2,911,781
   Nabors Industries(a)                       29,600          1,230,250
   Peerless Mfg.(c)                           79,300          1,338,188
   Tidewater                                  28,000          1,008,000
   Valley National Gases(a)                   30,100            146,737
   Willbros Group(a)                         483,700          3,325,437
                                                          -------------
                                                             22,506,193
                                                          -------------

Gold - 0.1%
   MK Gold(a)                                517,900            509,808
                                                          -------------

Oil and Gas - 3.2%
   Alberta Energy Company                     20,000            810,000
   BARRETT RESOURCES(a)                      185,600          5,649,200
   Tom Brown(a)                              103,000          2,375,438
   DENBURY RESOURCES(a)                    1,154,700          5,990,006
   Devon Energy                               32,100          1,803,619
   EOG Resources                              10,000            335,000
   PetroCorp(a)                              124,400            870,800
   PURE RESOURCES(a)                         290,632          5,195,047
   Renaissance Energy(a)                      36,400            352,932
   Toreador Resources                         97,100            509,775
                                                          -------------
                                                             23,891,817
                                                          -------------

Real Estate - 0.8%
   Alico                                      52,000            825,500
  +Chelsea GCA Realty                         87,000          3,006,938
   Consolidated-Tomoka Land                   13,564            164,463
   Patriot Transportation Holding(a)         119,900          2,060,781
   Vornado Realty Trust                       10,000            347,500
                                                          -------------
                                                              6,405,182
                                                          -------------
TOTAL (Cost $45,273,803)                                     53,313,000
                                                          =============

TECHNOLOGY - 17.1%
Aerospace/Defense - 1.4%
   Curtiss-Wright                            121,900          4,533,156
   Special Metals(a)                         676,300          1,775,288
   Woodward Governor                         138,600          3,924,112
                                                          -------------
                                                             10,232,556
                                                          -------------

Components and Systems - 2.8%
   Cognex(a)                                  54,500          2,820,375
   Dionex(a)                                 101,000          2,701,750
   Echelon Corporation(a)                      5,000            289,688
   Ezenia!(a)                                166,100            737,069
   IFR Systems(a)                              9,133             45,665
   Imation Corporation(a)                     52,000          1,527,500
   Kronos(a)                                  19,600            509,600
   Logitech International ADR (a),(b)          1,000             73,000
   National Computer Systems                  91,000          4,481,750
   Newport                                     1,500            161,062
   Perceptron(a)                             242,100            824,653
   Printronix(a)                               2,800             36,750
   Radiant Systems(a)                         22,500            540,000
   Rainbow Technologies(a)                    32,800          1,594,900
   SAES Getters ADR(b)                         5,000             36,875
   Scitex(a)                                 307,100          3,397,294
   Vicor(a)                                    5,000            174,063
   Zebra Technologies Cl.A(a)                 25,000          1,107,812
                                                          -------------
                                                             21,059,806
                                                          -------------

Distribution - 1.7%
   Arrow Electronics(a)                       54,100          1,677,100
   AVNET                                     105,926          6,276,116
   Daisytek International(a)                  65,300            616,269
   Pioneer-Standard Electronics              118,925          1,754,144
   Richardson Electronics                    180,300          2,896,069
                                                          -------------
                                                             13,219,698
                                                          -------------

IT Services - 1.6%
   American Management Systems(a)             46,800          1,536,356
   AnswerThink(a)                             50,000            831,250
   Cambridge Technology Partners(a)           51,900            452,503
   CIBER(a)                                  203,800          2,700,350
   Complete Business Solutions(a)             23,200            407,450
   Computer Horizons(a)                        5,000             67,187
   Concord Communications(a)                   5,000            199,375
   Gartner Group Cl.A(a)                      70,000            840,000


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 23

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                            SHARES             VALUE
                                            ------             -----
TECHNOLOGY (CONTINUED)
IT Services (continued)
   IMRglobal Corporation(a)                  212,300      $   2,773,169
   Keane(a)                                   30,000            648,750
   MarchFirst(a)                              63,700          1,162,525
   QRS Corporation(a)                          7,500            184,219
   Renaissance Worldwide(a)                   50,000             78,125
   Syntel(a)                                  24,400            244,000
                                                          -------------
                                                             12,125,259
                                                          -------------

Internet Services - 0.1%
   FirstWorld Communications (Warrants)        1,054             68,510
   NaviSite(a)                                 5,000            209,063
   Online Resources & Communications(a)       72,500            466,719
                                                          -------------
                                                                744,292
                                                          -------------

Semiconductors and Equipment - 4.4%
   BE Semiconductor Industries(a)             59,500            892,500
   Benchmark Electronics(a)                   20,900            764,156
   Coherent(a)                                38,300          3,212,413
   Credence Systems(a)                        20,600          1,136,862
   Cymer(a)                                   14,500            692,375
   Dallas Semiconductor                       92,200          3,757,150
   DuPont Photomasks(a)                       35,000          2,397,500
   ESS Technology(a)                          14,800            214,600
   Electroglas(a)                            128,000          2,752,000
   Exar(a)                                    46,150          4,023,703
   Helix Technology                           40,100          1,563,900
   Intevac(a)                                191,850            731,428
   Kulicke & Soffa Industries(a)              30,400          1,805,000
   Lam Research(a)                            24,000            900,000
   Micrel(a)                                  20,000            868,750
   National Semiconductor(a)                   1,000             56,750
   Novellus Systems(a)                        12,000            678,750
   PCD(a)                                    124,600            967,597
   QuickLogic Corporation(a)                   2,500             55,625
   Read-Rite(a)                                5,000             11,094
   Varian(a)                                  55,000          2,536,875
   Varian Semiconductor
      Equipment Associates(a)                 37,000          2,324,063
   Veeco Instruments(a)                        5,400            395,550
                                                          -------------
                                                             32,738,641
                                                          -------------

Software - 4.1%
   ANSYS(a)                                   95,100          1,081,762
   Aspen Technology(a)                        39,400          1,516,900
   Autodesk                                   72,100          2,500,969
   Avant!(a)                                  51,000            955,453
   BSQUARE Corporation(a)                        200              4,487
   Business Objects ADR (a),(b)               17,000          1,498,125
   COMARCO(a)                                  1,400             45,500
  +Covance(a)                                246,900          2,175,806
   Documentum(a)                               5,000            446,875
   J. D. Edwards & Company(a)                 20,000            301,250
   FileNet(a)                                 10,000            183,750
   HNC Software(a)                            10,000            617,500
   Igate Capital(a)                           12,200            167,750
   Informix(a)                               350,500          2,606,844
   Integral Systems(a)                       102,800          1,721,900
   JDA Software Group(a)                     194,500          3,731,969
   MSC.Software(a)                           128,800          1,199,450
   Macromedia(a)                               3,000            290,062
   Manugistics Group(a)                       12,000            561,000
   National Instruments(a)                    72,600          3,167,175
   Pegasystems(a)                             45,000            225,000
   Peregrine Systems(a)                       25,275            876,727
   Phoenix Technologies(a)                     3,800             61,988
   Progress Software(a)                       10,000            179,375
   Project Software & Development(a)           7,000            126,000
   Remedy(a)                                  10,600            590,950
   SPSS(a)                                    27,000            786,375
  +Salient 3 Communications Cl. A(a)           4,200             50,662
   Structural Dynamics Research(a)           141,200          2,126,825
   Tecnomatix Technologies(a)                 10,000            136,250
   West Teleservices(a)                        5,000            126,563
   Wind River Systems(a)                      12,100            458,287
                                                          -------------
                                                             30,519,529
                                                          -------------

Telecommunication - 1.0%
   AVT Corporation(a)                         30,000            221,250
   MCK Communications(a)                       5,000            115,625
   Plantronics(a)                             28,100          3,245,550
   REMEC(a)                                   46,600          1,951,375
   Technical Communications(a),(c)           106,700            353,444
   Technitrol                                 16,400          1,588,750
   Visual Networks(a)                          1,000             28,500
                                                          -------------
                                                              7,504,494
                                                          -------------
TOTAL (Cost $79,171,455)                                    128,144,275
                                                          =============

MISCELLANEOUS - 4.8%
TOTAL (Cost $31,999,160)                                     36,047,151
                                                          =============

TOTAL COMMON STOCKS
   (Cost $554,299,163)                                      681,387,294
                                                          =============

PREFERRED STOCKS - 0.6%
   Pioneer-Standard Electronics
      6.75% Conv.                             80,000          4,120,000
   SVB Capital I 8.25%                        20,000            400,000
                                                          -------------

TOTAL PREFERRED STOCKS
   (Cost $4,315,000)                                          4,520,000
                                                          =============


24 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                           AMOUNT              VALUE
                                         ----------            -----
CORPORATE BONDS - 1.3%
   CHARMING SHOPPES 7.50% Conv.
      Sub. Note due 7/15/06              $ 3,694,000       $  3,176,840
   Dixie Group 7.00% Conv. Sub.
      Deb. due 5/15/12                       681,000            435,840
   FirstWorld Communications 0%
      (Step)(d)
      Sr. Note due 4/15/08                 4,515,000          2,088,187
   MSC.Software 7.875% Conv. Sub.
      Deb. due 8/18/04                     2,765,000          2,377,900
   Richardson Electronics 7.25%
      Conv. Sub. Deb. due 12/15/06         1,319,000          1,134,340
   Sunglass Hut International
      5.25% Conv. Sub. Note due
      6/15/03                                500,000            360,000
                                                           ------------

TOTAL CORPORATE BONDS
   (Cost $10,376,356)                                         9,573,107
                                                           ============

U.S. TREASURY OBLIGATIONS - 6.0%
U. S. Treasury Note
   4.875%, due 3/31/01
   (Cost $44,922,656)                     45,000,000         44,465,400
                                                           ============

REPURCHASE AGREEMENT - 0.9%
State Street Bank & Trust Company,
   5.50% dated 6/30/00, due 7/3/00, maturity value
   $7,003,208 (collateralized by U.S. Treasury Notes,
    5.125% due 8/31/00, valued at $7,140,525)
   (Cost $7,000,000)                                       $  7,000,000
                                                           ============

TOTAL INVESTMENTS - 99.9%
   (Cost $620,913,175)                                      746,945,801
CASH AND OTHER ASSETS
   LESS LIABILITIES - 0.1%                                      745,722
                                                           ------------

NET ASSETS - 100.0%                                        $747,691,523
                                                           ============

--------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  American Depository Receipt.
(c) At June 30, 2000, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
(d)  Coupon rate of 0% to 4/2003; thereafter 13%.
+    New Additions in 2000.

     BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS
     IN TERMS OF JUNE 30, 2000 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $623,703,059. At June 30, 2000, net unrealized appreciation for all securities was $123,242,742, consisting of aggregate gross unrealized appreciation of $195,905,491 and aggregate gross unrealized depreciation of $72,662,749.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 25

ROYCE VALUE TRUST, INC.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                                       JUNE 30, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at value (identified cost $613,913,175)                                                                    $739,945,801
Repurchase agreement (at cost and value)                                                                                  7,000,000
Cash                                                                                                                        655,940
Receivable for investments sold                                                                                           5,335,917
Receivable for dividends and interest                                                                                     1,507,242
Prepaid expenses                                                                                                             75,365
-----------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                                        754,520,265
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                                         5,777,739
Payable for investment advisory fee                                                                                         565,125
Preferred dividends accrued but not yet declared                                                                            266,222
Accrued expenses                                                                                                            219,656
-----------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                                     6,828,742
-----------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                                                                         $747,691,523
===================================================================================================================================
Net Assets applicable to Preferred Stock at(a)liquidation value of $25 per share                                       $160,000,000
===================================================================================================================================
Net Assets applicable to Common Stock (net asset value per share - $16.17)                                             $587,691,523
===================================================================================================================================
SUMMARY OF STOCKHOLDERS' EQUITY:
7.80% Cumulative Preferred Stock - par value $0.001 per share; 2,400,000 shares outstanding                            $      2,400
7.30% Tax-Advantaged Cumulative Preferred Stock - par value $0.001 per share; 4,000,000 shares outstanding                    4,000
Common Stock-par value $0.001 per share; 36,344,876 shares outstanding (150,000,000 shares authorized)                       36,345
Additional paid-in capital                                                                                              565,549,647
Undistributed net investment income                                                                                       7,837,657
Accumulated net realized gain on investments                                                                             78,537,364
Net unrealized appreciation on investments                                                                              126,032,626
Quarterly and accrued distributions                                                                                     (30,308,516)
-----------------------------------------------------------------------------------------------------------------------------------
    Net Assets                                                                                                         $747,691,523
===================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Six months ended                  Year ended
                                                                                       June 30, 2000                  December 31,
                                                                                        (unaudited)                       1999
                                                                                    ------------------             ----------------
INVESTMENT OPERATIONS:
    Net investment income                                                               $  3,662,347                   $  7,312,087
    Net realized gain on investments                                                      63,322,728                     61,397,109
    Net change in unrealized appreciation on investments                                 (19,338,893)                    (2,262,846)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from investment operations                              47,646,182                     66,446,350
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
     Net investment income                                                                     -                         (1,338,166)
     Net realized gain on investments                                                          -                        (10,641,834)
     Quarterly distributions*                                                             (5,990,000)                        -
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred Stockholders                                      (5,990,000)                   (11,980,000)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
     Net investment income                                                                     -                         (5,152,339)
     Net realized gain on investments                                                          -                        (40,974,216)
     Quarterly distributions*                                                           (24,052,293)                          -
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Common Stockholders                                        (24,052,293)                   (46,126,555)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Reinvestment of distributions to Common Stockholders                                  17,159,205                     27,625,539
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                                34,763,094                     35,965,334
NET ASSETS:
    Beginning of period                                                                  712,928,429                    676,963,095
-----------------------------------------------------------------------------------------------------------------------------------
    End of period (including undistributed net investment income of $7,837,657
       and $4,175,310, respectively)                                                    $747,691,523                   $712,928,429
===================================================================================================================================

* To be allocated to net investment income and capital gains at year-end.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

26 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS               SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
       Dividends                                                   $  4,949,826
       Interest                                                       2,404,628
-------------------------------------------------------------------------------
Total income                                                          7,354,454
-------------------------------------------------------------------------------
Expenses:
       Investment advisory fees                                       3,435,746
       Administrative and office facilities expenses                    156,722
       Stockholder reports                                              151,904
       Custodian and transfer agent fees                                115,024
       Directors' fees                                                   36,387
       Professional fees                                                 36,079
       Other expenses                                                    61,378
-------------------------------------------------------------------------------
Total expenses                                                        3,993,240
Fees waived by investment adviser                                      (301,133)
-------------------------------------------------------------------------------
Net expenses                                                          3,692,107
-------------------------------------------------------------------------------
Net investment income                                                 3,662,347
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                     63,322,728
Net change in unrealized appreciation on investments                (19,338,893)
-------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      43,983,835
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS              $ 47,646,182
================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 27

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for(a)share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                         Six months ended               Years ended December 31,
                                                           June 30, 2000    -------------------------------------------------------
                                                            (unaudited)        1999      1998         1997      1996       1995
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $15.77         $15.72     $16.91      $14.32     $13.56     $12.34
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS(a):
     Net investment income                                       0.10           0.26       0.17        0.21       0.26       0.04
     Net realized and unrealized gain on investments             1.24           1.65       0.67        3.85       1.92       2.70
-----------------------------------------------------------------------------------------------------------------------------------
       Total investment operations                               1.34           1.91       0.84        4.06       2.18       2.74
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
     Net investment income                                         --          (0.04)     (0.03)      (0.03)     (0.01)        --
     Net realized gain on investments                              --          (0.32)     (0.26)      (0.15)     (0.06)        --
     Quarterly distributions*                                   (0.17)            --         --          --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred Stockholders            (0.17)         (0.36)     (0.29)      (0.18)     (0.07)        --
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
     Net investment income                                         --          (0.15)     (0.16)      (0.19)     (0.15)     (0.03)
     Net realized gain on investments                              --          (1.22)     (1.38)      (1.02)     (1.00)     (1.26)
     Quarterly distributions*                                   (0.68)            --         --          --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Common Stockholders               (0.68)         (1.37)     (1.54)      (1.21)     (1.15)     (1.29)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
     Effect of reinvestment of distributions
        by Common Stockholders                                  (0.09)         (0.13)     (0.09)      (0.08)     (0.11)     (0.11)
     Effect of Preferred Stock offerings
        or rights offering                                         --             --      (0.11)         --      (0.09)     (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
       Total capital stock transactions                         (0.09)         (0.13)     (0.20)      (0.08)     (0.20)     (0.23)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD(a)                              $16.17         $15.77     $15.72      $16.91     $14.32     $13.56
-----------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                   $13.625        $13.063    $13.750     $15.063    $12.625    $11.875
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (b):
Net Asset Value (a)                                               7.8%***       11.7%       3.3%       27.5%      15.5%      22.6%
Market Value                                                      9.6%***        5.7%       1.5%       28.8%      16.3%      20.5%
RATIOS BASED ON AVERAGE NET ASSETS
  APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c,d)                                              1.31%**        1.39%      1.31%       1.12%      1.28%      2.01%
     Management fee expense                                       1.11%**        1.18%      1.10%       0.39%      0.39%      0.97%
     Interest expense                                               --             --         --        0.45%      0.64%      0.75%
     Other operating expenses                                     0.20%**        0.21%      0.21%       0.28%      0.25%      0.29%
Net investment income                                             1.30%**        1.47%      1.11%       1.53%      1.27%      0.34%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                      $747,692       $712,928   $676,963    $554,231   $441,837   $338,970
Portfolio Turnover Rate                                             22%***         41%        43%         29%        34%        32%
PREFERRED STOCK:
Total shares outstanding                                     6,400,000      6,400,000  6,400,000   2,400,000  2,400,000         --
Asset coverage per share                                       $116.83        $111.40    $105.78     $165.51    $120.15         --
Liquidation preference per share                                $25.00         $25.00     $25.00      $25.00     $25.00         --
Average market value per share:
     7.80% Cumulative (e)                                       $22.70         $24.98     $25.91      $25.70     $25.20         --
     7.30% Tax-Advantaged Cumulative (e)                        $21.70         $24.24     $25.43          --         --         --
NOTES:
Total amount outstanding (in thousands)                             --             --         --     $27,801    $40,000    $40,000
Asset coverage per note                                             --             --         --   $2,090.89  $1,201.51    $943.93
Average market value per note (e)                                   --             --         --     $107.69    $100.68     $96.92

-------------------------------------------------------------------------------
(a) From June 21, 1995 through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming that the then outstanding convertible notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed the Notes had been converted, the Net Asset Value per share would have been increased by $0.31, $0.17, and $0.09 at December 31, 1997, 1996 and 1995, respectively.
(b) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary subscriptions for rights offerings.
(c) Expense ratios based on total average net assets were 1.02%, 1.06%, 1.06%, 0.99%, 1.20% and 2.01% for the periods ended June 30, 2000, and December 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.42%, 1.48%, 1.34%, 1.14%, 1.31% and 2.04% for the periods ended June
     30, 2000, and December 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(e)  The average of month-end market values during the period.
*    To be allocated to net investment income and capital gains at year-end.
**   Annualized.
***  Not annualized.

28 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Value Trust, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 VALUATION OF INVESTMENTS:

     Securities listed on an exchange or on the Nasdaq National Market System
(NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

TAXES:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

DISTRIBUTIONS:

     The Fund currently has a policy of paying quarterly distributions on the Fund's Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

REPURCHASE AGREEMENTS:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 29

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------
CAPITAL STOCK:

     The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

     The Fund issued 1,273,095 and 2,191,520 shares of Common Stock as reinvestment of distributions by Common Stockholders for the periods ended June 30, 2000 and December 31, 1999, respectively.

INVESTMENT ADVISORY AGREEMENT:

     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index ("S&P 600").

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the applicable performance period.

     The performance period for each month will be from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 60 full calendar months, when it will become a rolling 60-month period ending with the most recent calendar month.

     The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.

     For the period ended June 30, 2000, the Fund accrued and paid Royce advisory fees totaling $3,134,613, which is net of $301,133 voluntarily waived by Royce.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

     For the period ended June 30, 2000, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $154,956,209 and $161,534,560, respectively.


30 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:

     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the period ended June 30, 2000:

==================================================================================================================================
                                         Purchases                     Sales
                                    -------------------          -----------------
        Affiliated Company        Shares           Cost          Shares       Cost      Realized Gain (Loss)       Dividend Income
        ------------------       ----------       --------       ------       -----     --------------------       ---------------
Open Plan Systems                 38,300          $81,234         --            --                --                      --

Peerless Mfg.                       --               --           --            --                --                   $19,825

Rockshox                            --               --           --            --                --                      --

Technical Communications            --               --           --            --                --                      --

Thomaston Mills Cl. A               --               --           --            --                --                      --

==================================================================================================================================

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 31

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS - 88.3%
                                      SHARES          VALUE
                                      ------          -----

CONSUMER PRODUCTS - 10.2%
Apparel and Shoes - 2.0%
   Garan                              46,700   $    1,056,588
   Kleinert's (a,c)                   14,200          170,400
   Oshkosh B'Gosh Cl. A               75,800        1,241,225
   WEYCO GROUP                        68,400        1,744,200
                                               --------------
                                                    4,212,413
                                               --------------
Collectibles - 0.8%
   Action Performance (a)             20,000          145,000
  +The Boyds Collection (a)          137,000        1,164,500
   Enesco Group                       93,500          444,125
                                               --------------
                                                    1,753,625
                                               --------------
Food/Beverage/Tobacco - 1.3%
   800 JR Cigar (a)                  173,500        1,713,312
   Smithfield Companies (The) (d)    148,400          973,875
                                               --------------
                                                    2,687,187
                                               --------------
Home Furnishing/Appliances - 1.7%
   Bassett Furniture Industries       92,600        1,169,075
   Lifetime Hoan                     120,054          960,432
   Mikasa                             99,400        1,093,400
   Mity-Lite (a)                      21,300          282,225
                                               --------------
                                                    3,505,132
                                               --------------
Publishing - 1.1%
   MARVEL ENTERPRISES (a)            288,600        1,803,750
   Topps Company (The) (a)            42,000          483,000
                                               --------------
                                                    2,286,750
                                               --------------
Sports and Recreation - 0.7%
   Allen Organ Cl. B                   5,600          326,900
   Johnson Outdoors Cl. A (a)         60,000          423,750
   Lund International Holdings (a)   146,700          696,825
                                               --------------
                                                    1,447,475
                                               --------------
Other Consumer Products - 2.6%
   Koala Corporation (a)              80,000        1,130,000
   Lazare Kaplan International (a)   110,100          894,563
   MATTHEWS INTERNATIONAL CL. A       81,000        2,349,000
   Velcro Industries                  81,500          921,969
                                               --------------
                                                    5,295,532
                                               --------------
TOTAL (Cost $16,909,530)                           21,188,114
                                               ==============

CONSUMER SERVICES - 3.8%
Leisure/Entertainment - 0.6%
  +Coachmen Industries               117,900        1,355,850
                                               --------------
Restaurants/Lodgings - 0.5%
   Chart House Enterprises (a)        20,000          110,000
   Diedrich Coffee (a)                93,600          193,050
   Pizza Inn                         202,800          722,475
                                               --------------
                                                    1,025,525
                                               --------------
Retail Stores - 2.7%
   Bombay Company (The) (a)           46,600          136,887
   Brookstone (a)                     13,000          124,719
   Buckle (The) (a)                   66,200          777,850
   Cato Cl. A                        100,000        1,162,500
   Dress Barn (The) (a)               21,700          480,113
   Noodle Kidoodle (a)                22,500           67,500
   Piercing Pagoda (a)                 3,000           43,500
   Restoration Hardware (a)           60,300          331,650

                                      SHARES          VALUE
                                      ------          -----
   Stein Mart (a)                     76,400   $      783,100
   Suzy Shier                        156,800          370,811
   Urban Outfitters (a)              153,500        1,352,719
                                               --------------
                                                    5,631,349
                                               --------------
TOTAL (Cost $8,809,558)                             8,012,724
                                               ==============

FINANCIAL INTERMEDIARIES - 7.9%
Banking - 0.6%
   First Midwest Financial             1,000            9,594
   HomeFed (a)                     1,108,521          742,709
   Iron & Glass Bancorp                8,580          157,657
   Queen City Investments (a)            948          331,800
                                               --------------
                                                    1,241,760
                                               --------------
Closed End Funds - 0.2%
   Central Fund of Canada Cl. A      140,000          498,750
                                               --------------
Insurance - 7.1%
   Capitol Transamerica              107,865        1,274,155
   Highlands Insurance Group (a)      88,700          831,563
  +IPC Holdings (a)                   80,600        1,128,400
   Independence Holding               33,300          407,925
   Medical Assurance (a)             139,500        1,569,375
   MIIX Group                        124,900        1,498,800
   NYMAGIC                           125,200        1,784,100
   Navigators Group (a)              153,400        1,380,600
   Nobel Insurance (a)               183,000           45,750
   PICO Holdings (a)                  16,900          237,656
   PMA Capital Cl. A                  57,109        1,085,071
   PXRE Group                         75,164        1,014,714
   Philadelphia Consolidated
    Holding (a)                       54,200          911,237
   Trenwick Group                     56,500          822,781
   Wellington Underwriting           444,712          672,894
                                               --------------
                                                   14,665,021
                                               --------------
TOTAL (Cost $16,563,735)                           16,405,531
                                               ==============

FINANCIAL SERVICES - 3.6%
Information and Processing - 1.6%
   BARRA (a)                          58,250        2,887,016
   CCC Information Services
    Group (a)                         40,400          429,250
                                               --------------
                                                    3,316,266
                                               --------------
Insurance Brokers - 1.9%
   BLANCH (E.W.) HOLDINGS             93,200        1,893,125
   Clark/Bardes Holdings (a)          55,500          915,750
   CorVel (a)                         10,000          246,875
   Hilb, Rogal & Hamilton             30,300        1,051,031
                                               --------------
                                                    4,106,781
                                               --------------
Investment Management - 0.1%
   GAINSCO                            25,000          125,000
                                               --------------
TOTAL (Cost $5,120,187)                             7,548,047
                                               ==============

HEALTH - 7.0%
Commercial Services - 1.8%
   ChiRex (a)                         56,500        1,130,000
   ICON ADR (a,b)                      1,000           16,625
   PAREXEL International (a)         144,400        1,380,825
   Young Innovations (a)              65,900        1,177,963
                                               --------------
                                                    3,705,413
                                               --------------


32 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                      SHARES          VALUE
                                      ------          -----
HEALTH (CONTINUED)
Drugs and Biotech - 4.3%
   Aurora Biosciences (a)              4,800   $      327,300
   BioReliance (a)                   135,800          662,025
   CEPHALON (a)                       32,000        1,916,000
   Geron (a)                           6,000          192,000
  +Lexicon Genetics (a)               28,500          979,687
   MYRIAD GENETICS (a)                15,000        2,221,172
  +Organogenesis (a)                  71,200          814,350
   Scotia Holdings (a)                80,000          155,547
   ViroPharma (a)                     21,000          328,125
   Visible Genetics (a)               29,500        1,331,188
                                               --------------
                                                    8,927,394
                                               --------------
Personal Care - 0.4%
   +Chattem (a)                       62,400          854,100
                                               --------------
Surgical Products and
 Devices - 0.5%
   Allied Healthcare Products (a)     97,200          328,050
   Biopure Corporation Cl. A (a)      10,000          188,125
   NMT Medical (a)                   126,900          380,700
   Orthofix International (a)         12,000          214,500
                                               --------------
                                                    1,111,375
                                               --------------
TOTAL (Cost $8,801,924)                            14,598,282
                                               ==============

INDUSTRIAL PRODUCTS - 13.4%
Building Systems and
 Components - 2.7%
   Falcon Products                    72,000          684,000
   LSI Industries                     25,900          393,356
   Mueller (Paul)                     16,650          416,250
   SIMPSON MANUFACTURING (a)          46,100        2,204,156
   Skyline                            32,100          690,150
   Thor Industries                    55,200        1,159,200
                                               --------------
                                                    5,547,112
                                               --------------
Construction Materials - 3.1%
   ASH GROVE CEMENT COMPANY           20,000        2,020,000
   FLORIDA ROCK INDUSTRIES            55,000        1,959,375
   Monarch Cement                     50,410          882,175
   Puerto Rican Cement Company        58,200        1,618,687
                                               --------------
                                                    6,480,237
                                               --------------
Industrial Components - 1.5%
   Herley Industries (a)              50,000          943,750
   PENN ENGINEERING &
    MANUFACTURING                     39,700        1,399,425
   PENN ENGINEERING &
    MANUFACTURING CL. A               15,400          496,650
   Scientific Technologies            10,700           60,856
   Woodhead Industries                10,000          182,500
                                               --------------
                                                    3,083,181
                                               --------------
Machinery - 0.2%
   Oshkosh Truck                      10,500          375,375
                                               --------------
Paper and Packaging - 0.5%
   Liqui-Box                          13,100          648,450
   Tuscarora                          32,500          507,813
                                               --------------
                                                    1,156,263
                                               --------------
Pumps, Valves and Bearings - 1.5%
   Denison International ADR (a,b)   113,500        1,432,937
   NN                                 80,500          845,250
   Sun Hydraulics                     90,450          757,519
                                               --------------
                                                    3,035,706
                                               --------------
                                      SHARES          VALUE
                                      ------          -----
Specialty Chemicals and
 Materials - 2.2%
   Aceto                              58,421   $      642,631
   Balchem                            10,000          112,500
   CFC International (a)             144,700        1,121,425
   Chemfab (a)                        88,100        1,046,187
   Hauser (a)                         45,400           79,450
   Hawkins Chemical                  122,667          966,003
   Synalloy Corporation               95,700          680,367
                                               --------------
                                                    4,648,563
                                               --------------
Other Industrial Products - 1.7%
   BHA Group Holdings                126,915        1,237,421
   CompX International Cl. A          42,700          867,344
   FLIR Systems (a)                   46,700          303,550
   Landauer                           32,300          502,669
   Myers Industries                   52,459          563,934
                                               --------------
                                                    3,474,918
                                               --------------
TOTAL (Cost $20,552,822)                           27,801,355
                                               ==============

INDUSTRIAL SERVICES - 14.3%
Commercial Services - 5.9%
   Applied Analytical
    Industries (a)                   103,400          991,994
   Business Resource Group (a)       190,000        1,211,250
   Carlisle Holdings (a)             128,400          942,937
   Cordiant Communications Group
    ADR (b)                            7,000          194,250
   Cornell Companies (a)             111,800          894,400
   Exponent (a)                       63,200          529,300
   Hagler Bailly (a)                  20,000          100,000
   Marketing Specialists (a)          30,100           52,675
   NEW HORIZONS WORLDWIDE (a)         92,600        2,151,503
   On Assignment (a)                  30,000          915,000
   RCM Technologies (a)               94,800          699,150
   RemedyTemp Cl. A (a)              102,300        1,253,175
   StaffMark (a)                      55,000          367,813
   Tyler Technologies (a)            272,300          697,769
  +Wackenhut Corrections (a)         157,300        1,179,750
                                               --------------
                                                   12,180,966
                                               --------------
Engineering and Construction - 0.7%
   Sevenson Environmental Services   125,120        1,399,780
   Stone & Webster (a)                85,100           61,187
                                               --------------
                                                    1,460,967
                                               --------------
Food/Tobacco Processors - 1.5%
   Farmer Bros.                        4,000          700,000
   Midwest Grain Products (a)        121,122        1,006,827
   Seneca Foods Cl. A (a)             13,000          151,125
   Seneca Foods Cl. B (a)             39,200          467,950
   Standard Commercial               166,755          760,820
                                               --------------
                                                    3,086,722
                                               --------------
Industrial Distribution - 0.1%
   Lawson Products                    10,000          246,250
                                               --------------
Printing - 1.8%
+Bowne & Co.                         110,000        1,106,875
   Ennis Business Forms              163,900        1,311,200
   New England Business Service       71,500        1,161,875
   Schawk Cl. A                       26,300          246,563
                                               --------------
                                                    3,826,513
                                               --------------


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 33

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                      SHARES          VALUE
                                      ------          -----
INDUSTRIAL SERVICES (CONTINUED)
Transportation and
 Logistics - 4.3%
   AirNet Systems (a)                252,800   $    1,153,400
   Aramex International (a)           68,600          686,000
   Circle International Group         62,100        1,560,262
   FORWARD AIR (a)                    54,900        2,196,000
  +Fritz Companies (a)               135,500        1,397,344
   Kenan Transport                    34,800          717,750
   Knight Transportation (a)          48,700          709,194
   Pittston Brink's Group             39,365          538,808
                                               --------------
                                                    8,958,758
                                               --------------
TOTAL (Cost $29,983,936)                           29,760,176
                                               ==============

NATURAL RESOURCES - 8.6%
Energy Services - 3.8%
   CARBO CERAMICS                     52,600        1,847,575
   Dril-Quip (a)                      23,800        1,112,650
   GulfMark Offshore (a)              49,600        1,215,200
   Input/Output (a)                  200,600        1,692,562
   Lufkin Industries                  25,000          396,875
   MarkWest Hydrocarbon (a)           15,200          128,250
   National-Oilwell (a)                3,385          111,282
   Peerless Mfg.                      21,600          364,500
   Willbros Group (a)                150,000        1,031,250
                                               --------------
                                                    7,900,144
                                               --------------
Gold - 0.3%
   MK Gold (a)                       603,700          594,267
                                               --------------
Oil and Gas - 4.1%
   BONAVISTA PETROLEUM (a)           105,000        1,844,595
   DENBURY RESOURCES (a)             418,300        2,169,931
   Evergreen Resources (a)            20,000          592,500
   PetroCorp (a)                     203,200        1,422,400
   PURE RESOURCES (a)                140,724        2,515,441
                                               --------------
                                                    8,544,867
                                               --------------
Real Estate - 0.4%
   Liberte Investors                 134,300          428,081
   Patriot Transportation
    Holding (a)                       27,700          476,094
                                               --------------
                                                      904,175
                                               --------------
TOTAL (Cost $11,740,682)                           17,943,453
                                               ==============

TECHNOLOGY  14.2%
Aerospace/Defense - 2.5%
   Curtiss-Wright                     35,000        1,301,563
   DUCOMMUN (a)                      165,200        1,972,075
  +HEICO                              75,000        1,068,750
   Special Metals (a)                154,300          405,037
   Woodward Governor                  14,000          396,375
                                               --------------
                                                    5,143,800
                                               --------------
Components and Systems - 2.8%
   CSP (a)                            63,581          508,648
   Kronos (a)                         42,500        1,105,000
   MOCON                              50,200          282,375
   Perceptron (a)                    152,100          518,091
   Performance Technologies (a)       24,750          210,375
   Printronix (a)                     20,000          262,500
   Rainbow Technologies (a)           15,300          743,963
   SBS Technologies (a)               26,600          982,537
                                      SHARES          VALUE
                                      ------          -----
   SIPEX Corporation (a)              20,000   $      553,750
   TransAct Technologies (a)          68,200          741,675
                                               --------------
                                                    5,908,914
                                               --------------
Distribution - 1.7%
   Kent Electronics (a)                7,800          232,538
  +Pioneer-Standard Electronics       57,000          840,750
   RICHARDSON ELECTRONICS            158,500        2,545,906
                                               --------------
                                                    3,619,194
                                               --------------
IT Services - 0.5%
   Alternative Resources (a)          25,000           46,875
   Analysts International             15,000          139,687
   CACI International (a)              5,000           97,500
   Computer Task Group                55,000          278,438
   Intelligroup (a)                    5,000           60,000
   Metro Information Services (a)     10,000          100,000
   SCB Computer Technology (a)         6,600            3,894
   Syntel (a)                         42,200          422,000
                                               --------------
                                                    1,148,394
                                               --------------
Internet Services - 0.8%
  +internet.com (a)                   77,500        1,525,781
   Online Resources &
    Communications (a)                24,000          154,500
                                               --------------
                                                    1,680,281
                                               --------------
Semiconductors and
 Equipment - 2.3%
   Aetrium (a)                        10,000           57,500
   Elamex (a)                         70,200          210,600
   Electroglas (a)                    20,800          447,200
   Exar (a)                            8,500          741,094
   Helix Technology                    9,500          370,500
   Intevac (a)                       111,450          424,903
   PCD (a)                           143,800        1,116,697
   Photronics (a)                     29,750          844,156
   Robotic Vision Systems (a)         20,000          360,000
   Xicor (a)                          25,000          167,187
                                               --------------
                                                    4,739,837
                                               --------------
Software - 3.2%
   Aladdin Knowledge Systems (a)      37,300          589,806
   ANSYS (a)                          94,500        1,074,938
   Applix (a)                         20,000          155,000
   Igate Capital (a)                  15,200          209,000
   Integral Systems (a)               58,300          976,525
   JDA Software Group (a)             86,200        1,653,962
   MSC.Software (a)                   99,700          928,456
   SPSS (a)                           30,700          894,138
   Sapiens International (a)          10,000           63,125
                                               --------------
                                                    6,544,950
                                               --------------
Telecommunication - 0.4%
   Globecomm Systems (a)              29,000          398,750
   REMEC (a)                          11,600          485,750
                                               --------------
                                                      884,500
                                               --------------
TOTAL (Cost $21,913,394)                           29,669,870
                                               ==============

UTILITIES  0.3%
   EnergySouth                        30,200          570,025
                                               --------------
TOTAL (Cost $592,891)                                 570,025
                                               ==============


34 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                      SHARES          VALUE
                                      ------          -----
MISCELLANEOUS - 5.0%
TOTAL (Cost $10,269,201)                       $   10,398,681
                                               ==============

TOTAL COMMON STOCKS
   (Cost $151,257,860)                            183,896,258
                                               ==============

PREFERRED STOCK - 0.3%
   Seneca Foods Conv. (a)
   (Cost $623,500)                    51,250          582,969
                                               ==============


                                   PRINCIPAL
                                     AMOUNT
                                     ------

CORPORATE BOND - 0.3%
  MSC.Software 7.875% Conv.
    Sub. Deb. due 8/18/04
  (Cost $593,250)                  $ 700,000          602,000
                                               ==============

U.S. TREASURY OBLIGATIONS - 9.1%
U.S. Treasury Notes
   6.25%, due 8/31/00              5,000,000        5,001,550
   4.875%, due 3/31/01             9,000,000        8,893,080
   6.25%, due 8/31/02              5,000,000        4,982,800
                                               --------------

TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $18,999,766)                              18,877,430
                                               ==============

                                                      VALUE
                                                      -----
REPURCHASE AGREEMENT - 0.9%
State Street Bank & Trust Company,
   5.50% dated 6/30/00, due
   7/3/00, maturity value
   $2,000,917 (collateralized by U.S. Treasury
   Bonds, 8.125% due 8/15/21,
   valued at $2,041,575)
   (Cost $2,000,000)                           $    2,000,000
                                               ==============

TOTAL INVESTMENTS - 98.9%
   (Cost $173,474,376)                            205,958,657
CASH AND OTHER ASSETS
   LESS LIABILITIES - 1.1%                          2,236,498
                                               --------------
NET ASSETS -  100.0%                             $208,195,155
                                               ==============

--------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  American Depository Receipt.
(c) A security for which market quotations are no longer readily available represents 0.08% of net assets. This security has been valued at its fair value under procedures established by the Fund's Board of Directors.
(d) At June 30, 2000, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as the term is defined in the Investment Company Act of 1940.
+    New Additions in 2000.
     BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF JUNE 30, 2000 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $173,731,332. At June 30, 2000, net unrealized appreciation for all securities was $32,227,325, consisting of aggregate gross unrealized appreciation of $47,120,279 and aggregate gross unrealized depreciation of $14,892,954.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 35

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $171,474,376)                                                                    $203,958,657
Repurchase agreement (at cost and value)                                                                                  2,000,000
Cash                                                                                                                        224,296
Receivable for investments sold                                                                                           2,961,815
Receivable for dividends and interest                                                                                       436,130
Prepaid expenses                                                                                                             29,851
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                                         209,610,749
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                                         1,103,886
Payable for investment advisory fee                                                                                         152,101
Preferred dividends accrued but not yet declared                                                                             68,889
Accrued expenses                                                                                                             90,718
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                                                      1,415,594
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                                                                          $208,195,155
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share                                       $ 40,000,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to Common Stock (net asset value per share - $12.23)                                             $168,195,155
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
7.75% Cumulative Preferred Stock - par value $0.001 per share; 1,600,000 shares outstanding                            $      1,600
Common Stock - par value $0.001 per share; 13,755,988 shares outstanding (150,000,000 shares authorized)                     13,756
Additional paid-in capital                                                                                              141,768,425
Undistributed net investment income                                                                                       1,100,675
Accumulated net realized gain on investments                                                                             34,445,307
Net unrealized appreciation on investments                                                                               32,484,281
Quarterly and accrued distributions                                                                                      (1,618,889)
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                                                                          $208,195,155
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Six months ended                Year ended
                                                                                         June 30, 2000                December 31,
                                                                                          (unaudited)                      1999
                                                                                       -----------------              --------------
INVESTMENT OPERATIONS:
    Net investment income                                                                   $  840,080                  $ 1,592,653
    Net realized gain on investments                                                        25,418,582                   10,265,741
    Net change in unrealized appreciation on investments                                    (7,782,378)                   8,091,588
------------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets from investment operations                                 18,476,284                   19,949,982
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                                                                         -                        (707,110)
    Net realized gain on investments                                                              -                      (2,392,890)
    Quarterly distributions*                                                                (1,550,000)                         -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Preferred Stockholders                                         (1,550,000)                  (3,100,000)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                                                                         -                        (834,803)
    Net realized gain on investments                                                              -                      (2,800,617)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Stockholders                                                  -                      (3,635,420)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Reinvestment of distributions to Common Stockholders                                          -                       2,559,108
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                                  16,926,284                   15,773,670
NET ASSETS:
    Beginning of period                                                                    191,268,871                  175,495,201
------------------------------------------------------------------------------------------------------------------------------------
    End of period (including undistributed net investment income of $1,100,675
      and $260,595, respectively)                                                         $208,195,155                 $191,268,871
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

 * To be allocated to net investment income and capital gains at year-end.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

36 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                                   SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
    Dividends                                                                                                          $    725,740
    Interest                                                                                                              1,039,189
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                                              1,764,929
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                                                                                                709,573
    Custodian and transfer agent fees                                                                                        61,646
    Administrative and office facilities expenses                                                                            42,609
    Stockholder reports                                                                                                      39,956
    Professional fees                                                                                                        18,297
    Directors' fees                                                                                                          17,246
    Other expenses                                                                                                           35,522
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                              924,849
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                       840,080
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                                                         25,418,582
Net change in unrealized appreciation on investments                                                                     (7,782,378)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                          17,636,204
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                                                                   $18,476,284
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 37

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                            Six months ended               Years ended December 31,
                                                             June 30, 2000  --------------------------------------------------------
                                                              (unaudited)       1999        1998        1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.00        $10.06      $10.84       $9.38      $8.89      $7.58
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
    Net investment income                                         0.06          0.12        0.13        0.17       0.09       0.02
    Net realized and unrealized gain (loss) on
      investments and foreign currency                            1.28          1.35       (0.36)       2.61       1.32       1.69
------------------------------------------------------------------------------------------------------------------------------------
      Total investment operations                                 1.34          1.47       (0.23)       2.78       1.41       1.71
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                                         --           (0.05)      (0.06)      (0.02)      --         --
    Net realized gain on investments and foreign currency         --           (0.18)      (0.18)      (0.12)      --         --
    Quarterly distributions*                                     (0.11)         --          --          --         --         --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Preferred Stockholders              (0.11)        (0.23)      (0.24)      (0.14)      --         --
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                                         --           (0.06)      (0.07)      (0.16)     (0.10)     (0.02)
    Net realized gain on investments and foreign currency         --           (0.21)      (0.22)      (0.84)     (0.70)     (0.34)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Stockholders                  --           (0.27)      (0.29)      (1.00)     (0.80)     (0.36)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Effect of reinvestment of distributions by Common
      Stockholders                                                --           (0.03)      (0.02)      (0.06)     (0.12)     (0.04)
    Effect of Preferred Stock offering                            --            --          --         (0.12)      --         --
------------------------------------------------------------------------------------------------------------------------------------
      Total capital stock transactions                            --           (0.03)      (0.02)      (0.18)     (0.12)     (0.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $12.23        $11.00      $10.06      $10.84      $9.38      $8.89
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                    $10.063         $9.00      $8.875     $10.125      $8.25      $8.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
Net Asset Value                                                   11.2%***      12.7%       (4.1)%      27.1%      16.6%      22.9%
Market Value                                                      11.8%***       4.5%       (9.4)%      35.0%      13.9%      19.8%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
  COMMON STOCKHOLDERS:
Total expenses (b,c)                                              1.16%**       1.27%       1.18%       0.83%      0.85%      1.36%
    Management fee expense                                        0.89%**       0.91%       0.80%       0.40%      0.47%      0.77%
    Other operating expenses                                      0.27%**       0.36%       0.38%       0.43%      0.38%      0.59%
Net investment income                                             1.05%**       1.20%       1.21%       1.77%      0.88%      0.26%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                      $208,195      $ 191,269   $ 175,495   $ 182,362  $ 113,953  $ 100,065
Portfolio Turnover Rate                                             29%***        49%         44%         34%        51%        51%
PREFERRED STOCK:
Total shares outstanding                                     1,600,000     1,600,000   1,600,000   1,600,000       --         --
Asset coverage per share                                       $130.12       $119.54     $109.68     $113.98       --         --
Liquidation preference per share                                $25.00        $25.00      $25.00      $25.00       --         --
Average market value per share (d)                              $22.41        $24.67      $25.40      $25.56       --         --

------------------------------------------------------------------------------------------------------------------------------------

(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b) Expense ratios based on total average net assets were 0.93%, 0.98%, 0.92%, 0.72% , 0.85% and 1.36% for the periods ended June 30, 2000, and December 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(c) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.44% and 1.24% for the years ended December 31, 1999 and 1998, respectively.
(d)  The average of month-end market values during the period.
*    To be allocated to net investment income and capital gains at year-end.
**   Annualized.
***  Not annualized.

38 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      Royce Micro-Cap Trust, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   VALUATION OF INVESTMENTS:
      Securities listed on an exchange or on the Nasdaq National Market System
   (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

   EXPENSES:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

   TAXES:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

   DISTRIBUTIONS:
      Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

   REPURCHASE AGREEMENTS:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

CAPITAL STOCK:
      The Fund currently has 1,600,000 shares of 7.75% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.

      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 39

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

      The Fund issued 291,429 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 1999.

INVESTMENT ADVISORY AGREEMENT:
      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock's dividend rate.

      For the period ended June 30, 2000, the Fund accrued and paid Royce advisory fees totaling $709,573.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
      For the period ended June 30, 2000, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $58,657,110 and $55,793,323, respectively.

TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:
      An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the period ended June 30, 2000:


------------------------------------------------------------------------------------------------------------------------------------
                                              Purchases                   Sales
                                        ------------------         ------------------
          Affiliated Company            Shares        Cost         Shares       Cost      Realized Gain (Loss)   Dividend Income
          ------------------            ------        ----         ------       ----      -------------------    --------------
Smithfield Companies (The)                --           --            --          --                --                $10,388
------------------------------------------------------------------------------------------------------------------------------------

40 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS - 78.4%
                                      SHARES        VALUE
                                     -------        -----
CONSUMER PRODUCTS - 4.7%
Apparel and Shoes - 0.1%
 +Polo Ralph Lauren Cl. A(a)           5,000      $    71,250
                                                  -----------
Sports and Recreation - 4.6%
   OAKLEY(a)                         287,800        3,309,700
                                                  -----------
TOTAL (Cost $2,296,531)                             3,380,950
                                                   ==========

CONSUMER SERVICES - 5.7%
Retail Stores - 5.7%
   CHARMING SHOPPES(a)               689,000        3,509,594
   Claire's Stores                    10,000          192,500
 +Consolidated Stores(a)              30,000          360,000
                                                  -----------
TOTAL (Cost $3,742,531)                             4,062,094
                                                   ==========

FINANCIAL INTERMEDIARIES - 8.7%
Insurance - 8.7%
   MEDICAL ASSURANCE(a)              186,555        2,098,744
   WHITE MOUNTAINS INSURANCE GROUP    16,000        2,560,000
   ZENITH NATIONAL INSURANCE          73,600        1,564,000
                                                  -----------
TOTAL (Cost $6,703,383)                             6,222,744
                                                   ==========

FINANCIAL SERVICES - 6.8%
Insurance Brokers - 6.5%
   BLANCH (E.W.) HOLDINGS            143,000        2,904,688
   GALLAGHER (ARTHUR J.) & COMPANY    41,000        1,722,000
                                                  -----------
                                                    4,626,688
                                                  -----------
Investment Management - 0.3%
   Phoenix Investment Partners        20,000          210,000
                                                  -----------
TOTAL (Cost $4,015,581)                             4,836,688
                                                   ==========

HEALTH - 4.4%
Drugs and Biotech - 0.2%
   +Dura Pharmaceuticals(a)           10,000          143,750
                                                  -----------
Surgical Products and Devices - 4.2%
   ARROW INTERNATIONAL                90,700        3,038,450
                                                  -----------
TOTAL (Cost $2,583,784)                             3,182,200
                                                   ==========

INDUSTRIAL PRODUCTS - 15.6%
Building Systems and Components - 6.2%
   SIMPSON MANUFACTURING(a)           55,000        2,629,687
   +THOR INDUSTRIES                   84,600        1,776,600
                                                  -----------
                                                    4,406,287
                                                  -----------
Construction Materials - 5.0%
   FLORIDA ROCK INDUSTRIES           100,000        3,562,500
                                                  -----------

Machinery - 3.4%
   LINCOLN ELECTRIC HOLDINGS         170,800        2,433,900
                                                  -----------
Pumps, Valves and Bearings - 1.0%
   +Roper Industries                  29,500          755,938
                                                  -----------
TOTAL (Cost $10,848,081)                           11,158,625
                                                   ==========

INDUSTRIAL SERVICES - 15.7%
Commercial Services - 6.5%
   Carlisle Holdings(a)              132,700      $   974,516
   Comdisco                           47,500        1,059,844
   +INTERIM SERVICES(a)              146,000        2,591,500
                                                  -----------
                                                    4,625,860
                                                  -----------
Engineering and Construction - 4.6%
   +Jacobs Engineering Group(a)          900           29,419
   MORRISON KNUDSEN(a)               452,100        3,277,725
                                                  -----------
                                                    3,307,144
                                                  -----------
Industrial Distribution - 1.7%
   RITCHIE BROS. AUCTIONEERS(a)       49,900        1,194,481
                                                  -----------
Printing - 2.9%
   NEW ENGLAND BUSINESS SERVICE      127,700        2,075,125
                                                  -----------
TOTAL (Cost $13,956,030)                           11,202,610
                                                   ==========

NATURAL RESOURCES - 12.1%
Energy Services - 4.8%
   INPUT/OUTPUT(a)                   351,500        2,965,781
   Nabors Industries(a)               10,000          415,625
                                                  -----------
                                                    3,381,406
                                                  -----------
Gold - 3.3%
   ANGLOGOLD ADR(b)                  115,000        2,364,687
                                                  -----------
Oil and Gas - 4.0%
   +Barrett Resources(a)              10,000          304,375
   TOM BROWN(a)                       63,800        1,471,387
   +3TEC Energy(a)                   110,000        1,100,000
                                                  -----------
                                                    2,875,762
                                                  -----------
TOTAL (Cost $6,745,856)                             8,621,855
                                                   ==========

TECHNOLOGY - 4.7%
Aerospace/Defense - 1.6%
   Curtiss-Wright                     30,300        1,126,781
                                                  -----------
Components and Systems - 0.1%
   +Kronos(a)                          3,000           78,000
                                                  -----------
Distribution - 2.6%
   RICHARDSON ELECTRONICS            114,600        1,840,762
                                                  -----------
Telecommunication - 0.4%
   Plantronics(a)                      2,500          288,750
                                                  -----------
TOTAL (Cost $1,960,263)                             3,334,293
                                                   ==========

TOTAL COMMON STOCKS
   (Cost $52,852,040)                              56,002,059
                                                   ==========


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 41

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                     AMOUNT             VALUE
                                    --------            -----
U.S. TREASURY OBLIGATIONS  21.2%
U.S. Treasury Notes
 7.75%, due 2/15/01               $5,000,000      $ 5,037,500
 5.75%, due 10/31/02               5,000,000        4,928,900
 7.25%, due 8/15/04                5,000,000        5,169,550
                                                  -----------

TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $15,179,687)                              15,135,950
                                                  ===========

TOTAL INVESTMENTS  99.6%
   (Cost $68,031,727)                              71,138,009

CASH AND OTHER ASSETS
   LESS LIABILITIES  0.4%                             293,387
                                                  -----------

NET ASSETS - 100.0%                               $71,431,396
                                                  ===========

--------------------------------------------------------------------------------
(a) Non income producing.

(b) American Depository Receipt.

+ New Additions in 2000.

  BOLD INDICATES THE FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF JUNE 30, 2000 MARKET VALUE.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax puposes was $68,078,968. At June 30, 2000 net unrealized appreciation for all securities was $3,059,041, consisting of aggregate gross unrealized appreciation of $8,700,920 and aggregate gross unrealized depreciation of $5,641,879.


 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


42 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                                        JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at value (identified cost $68,031,727)                                                                      $71,138,009
Cash                                                                                                                        342,673
Receivable for investments sold                                                                                           1,157,604
Receivable for dividends and interest                                                                                       377,233
Prepaid expenses                                                                                                             16,865
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                                          73,032,384
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                                         1,463,535
Payable for investment advisory fee                                                                                          42,390
Preferred dividends accrued but not yet declared                                                                             33,112
Accrued expenses                                                                                                             61,951
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                                                      1,600,988
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                                                                           $71,431,396
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share                                        $20,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to Common Stock (net asset value per share - $5.99)                                               $51,431,396
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF STOCKHOLDERS' EQUITY:
7.45% Cumulative Preferred Stock - par value $0.001 per share; 800,000 shares outstanding                               $       800

Common Stock - par value $0.001 per share; 8,584,506 shares outstanding (100,000,000 shares authorized)                       8,585
Additional paid-in capital                                                                                               62,139,076
Undistributed net investment income                                                                                       1,169,998
Accumulated net realized gain on investments                                                                              5,784,767
Net unrealized appreciation on investments                                                                                3,106,282
Quarterly and accrued distributions                                                                                        (778,112)
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                                                                           $71,431,396
------------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Six months ended               Year ended
                                                                                            June 30, 2000               December 31,
                                                                                             (unaudited)                    1999
                                                                                             -----------                    ----
INVESTMENT OPERATIONS:
    Net investment income                                                                 $    479,632                 $    690,366
    Net realized gain (loss) on investments                                                  6,578,190                     (786,044)
    Net change in unrealized appreciation on investments                                    (5,884,849)                   5,599,612
------------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets from investment operations                                  1,172,973                    5,503,934
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                                                                          -                        (89,608)
    Net realized gain on investments                                                               -                     (1,400,392)
    Quarterly distributions*                                                                  (745,000)                         -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Preferred Stockholders                                           (745,000)                  (1,490,000)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                                                                          -                        (73,455)
    Net realized gain on investments                                                               -                     (1,147,941)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Stockholders                                                   -                     (1,221,396)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Reinvestment of distributions to Common Stockholders                                           -                        753,514
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                                     427,973                    3,546,052
NET ASSETS:
    Beginning of period                                                                     71,003,423                   67,457,371
------------------------------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income
      of $1,169,998 and $690,366, respectively)                                            $71,431,396                  $71,003,423
------------------------------------------------------------------------------------------------------------------------------------

*To be allocated to net investment income and capital gains at year-end.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 43

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                               SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
      Dividends                                                                                                         $   356,642
      Interest                                                                                                              512,148
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                                                868,790
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
      Investment advisory fees                                                                                              355,017
      Custodian and transfer agent fees                                                                                      40,735
      Stockholder reports                                                                                                    29,337
      Administrative and office facilities expenses                                                                          15,524
      Professional fees                                                                                                      14,088
      Directors' fees                                                                                                        10,467
      Other expenses                                                                                                         23,444
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                              488,612
Fees waived by investment adviser                                                                                           (99,454)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                389,158
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                       479,632
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                                                          6,578,190
Net change in unrealized appreciation on investments                                                                     (5,884,849)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                             693,341
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                                                                  $  1,172,973
------------------------------------------------------------------------------------------------------------------------------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

44 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                            Six months ended
                                                              June 30, 2000                  Years ended December 31,
                                                                             -------------------------------------------------------
                                                               (unaudited)     1999        1998        1997       1996        1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $5.94       $5.63        $6.04       $5.52      $5.09       $4.70
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
    Net investment income                                          0.06        0.08         0.12        0.08       0.06        0.13
    Net realized and unrealized gain (loss) on investments and
      foreign currency                                             0.08        0.58        (0.35)       1.12       0.35        0.36
------------------------------------------------------------------------------------------------------------------------------------
      Total investment operations                                  0.14        0.66        (0.23)       1.20       0.41        0.49
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
    Net investment income                                           -         (0.01)       (0.16)      -          -           -
    Net realized gain on investments and foreign currency           -         (0.17)       (0.02)      (0.01)     -           -
    Quarterly distributions*                                        (0.09)    -            -           -          -           -
---------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Preferred Stockholders                 (0.09)    (0.18)       (0.18)      (0.01)     -           -
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
    Net investment income                                           -         (0.01)       -           (0.12)     -           (0.16)
    Net realized gain on investments and foreign currency           -         (0.14)       -           (0.41)     -           (0.01)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Stockholders                    -         (0.15)       -           (0.53)     -           (0.17)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
    Effect of reinvestment of distributions by Common Stockholders  -         (0.02)       -           (0.04)     -           -
    Effect of Preferred Stock offering                              -         -            -           (0.10)     -           -
    Other sources                                                   -         -            -           -           0.02        0.07
------------------------------------------------------------------------------------------------------------------------------------
      Total capital stock transactions                              -         (0.02)       -           (0.14)      0.02        0.07
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $5.99     $5.94        $5.63       $6.04      $5.52       $5.09
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                         $4.91     $4.72        $4.88       $5.06      $4.59       $4.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
Net Asset Value (b)                                                   0.8%***   8.7%       (6.8)%      20.5%      -           -
Market Value                                                          4.0%***  (0.3)%      (3.7)%      21.3%       9.6%       22.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
  COMMON STOCKHOLDERS:
Total expenses (c,d)                                                 1.52%**   1.51%       1.62%       0.94%      1.91%       2.14%
    Management fee expense                                           1.00%**   1.00%       1.14%       0.39%      0.83%       1.00%
    Other operating expenses                                         0.52%**   0.51%       0.48%       0.55%      1.08%       1.14%
Net investment income                                                1.88%**   1.47%       1.95%       1.35%      1.80%       2.80%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                          $71,431   $71,003     $67,457     $70,893    $44,154     $41,385
Portfolio Turnover Rate                                                42%***    60%         90%         74%       159%         76%
PREFERRED STOCK:
Total shares outstanding                                          800,000   800,000     800,000     800,000         -           -
Asset coverage per share                                           $89.29    $88.75      $84.32      $88.62         -           -
Liquidation preference per share                                   $25.00    $25.00      $25.00      $25.00         -           -
Average market value per share (e)                                 $21.61    $24.00      $25.16      $25.25         -           -
------------------------------------------------------------------------------------------------------------------------------------

(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b)  Net Asset Value Total Return is not available for years prior to 1997.
(c) Expense ratios based on total average net assets were 1.10%, 1.06%, 1.16%, 0.90%, 1.91% and 2.14% for the periods ended June 30, 2000, and December 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.91%, 1.93%, 1.88%, 1.60% and 2.08% for the periods ended June 30,
     2000, and December 31, 1999, 1998, 1997 and 1996, respectively.
(e)  The average of month-end market values during the period.
*    To be allocated to net investment income and capital gains at year-end.
**   Annualized.
***  Not annualized.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 45

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      Royce Focus Trust, Inc. (the "Fund") is a diversified closed-end investment company. Effective May 7, 1999, Royce Global Trust, Inc. changed its name to Royce Focus Trust, Inc. The Fund commenced operations on March 2, 1988. Royce & Associates, Inc. ("Royce") assumed investment management responsibility for the Fund on November 1, 1996.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   VALUATION OF INVESTMENTS:
      Securities listed on an exchange or on the Nasdaq National Market System
   (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

   EXPENSES:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund's Directors to defer the receipt of all or a portion of Directors Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

   TAXES:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

   DISTRIBUTIONS:
      Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

   REPURCHASE AGREEMENTS:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

46 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)
--------------------------------------------------------------------------------

CAPITAL STOCK:
      The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.

      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.

      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

      The Fund issued 161,083 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 1999.

INVESTMENT ADVISORY AGREEMENT:
      The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the average daily net assets of the Fund. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock's dividend rate.

      For the period ended June 30, 2000, the Fund accrued and paid Royce advisory fees totaling $255,563, which is net of $99,454 voluntarily waived by Royce.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
      For the period ended June 30, 2000, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $29,515,107 and $29,233,309, respectively.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 47

--------------------------------------------------------------------------------

OFFICERS
   Charles M. Royce, President and Treasurer
   John D. Diederich, Vice President
   Jack E. Fockler, Jr., Vice President
   W. Whitney George, Vice President
   Daniel A. O'Byrne, Vice President and Assistant Secretary
   John E. Denneen, Secretary

DIRECTORS
   John D. Diederich (RVT and OTCM)
   Royce Fund Services, Inc., President

   Donald R. Dwight
   Dwight Partners, Inc., President

   Richard M. Galkin
   Richard M. Galkin Associates, Inc., President

   Stephen L. Isaacs
   The Center for Health and Social Policy,
   President; Attorney

   William L. Koke (FUND)
   Shoreline Financial Consultants
   Registered Investment Adviser

   David L. Meister
   Communications Industry, Consultant

   Charles M. Royce
   Royce & Associates, Inc., President

INDEPENDENT ACCOUNTANTS
   Tait, Weller & Baker

CUSTODIAN AND TRANSFER AGENT AND REGISTRAR
   State Street Bank and Trust Company

48 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

POSTSCRIPT
--------------------------------------------------------------------------------

[GRAPHIC: Pair of eyeglasses reflecting "Value"]

     REMEMBER Y2K?

          Only a short time ago, the media was covering stories of people digging fallout shelters, stocking up on canned food and gearing up for the computer apocalypse known as Y2K. Even those of us not quite convinced that the end of the world was at hand were at least a bit apprehensive. As midnight approached on December 31, the world collectively held its breath time zone by time zone. By the afternoon of January 1, however, it all seemed like a joke, a major case of much ado about nothing. Many of us bragged that we knew that all the hysteria wouldn't amount to much. Everybody else may have been taken in, but we weren't fooled.

          This is how perceptions often work, especially with the benefit of 20/20 hindsight. One minute we can be certain that something is true, only to be convinced of the opposite moments later when new experience or information comes into view. How do you keep an eye on `reality' when it refuses to stand still?

          As value investors, we confront this problem in various ways every day. How do we size up a business when so many factors change, sometimes radically, and often very quickly? The picture that we create of a company is not a portrait or a photograph -- it more closely resembles a video, with several inputs that cause the picture to shift over time. We walk a fine line between remaining true to our convictions and acknowledging that our perspective on a company can turn in a heartbeat.

          Many of the companies that we look at as potential purchase candidates are not high on other investors' hit lists. Often this relates to perceptions. A couple of quarters' worth of missed earnings, a depressed stock price and a difficult business cycle is a recipe for discouragement for many investors, while to us it can smack of a potentially sweet opportunity. The same company looks very different based on the multiple perspectives of investors. Our eyes are always on the long term, so we can afford to be patient while a company that we think is well-run rights itself.

          Sometimes a company falls out of favor, although its underlying business strengths remain very attractive to us. We may take a position in this kind of company and wait for Wall Street to catch on. After all, the band Kiss, currently in the midst of a highly profitable farewell tour, was for years derided by parents and critics alike for being dangerous on the one hand and derivative on the other. Today, they are routinely cited as a positive influence on younger musicians and seem as safe and familiar as Donny and Marie. Shaquille O'Neal used to be the poster child for a whole generation of slackers and underachievers; today he is the very model of a champion. Kiss still sounds the same as they did when shag carpeting was in style. Shaquille insists that all he ever wanted to do was win. So what exactly changed, the players or the perceptions?

          We see companies go through similar ups and downs all the time. Our goal is to buy them when interest is low so that we can reap the potential rewards when sentiments shift later on. By keeping our perspective on the companies that we invest in -- the strength of a balance sheet, the ability to generate free cash flow and the prospect of future growth -- we believe that we can potentially provide our shareholders with strong absolute returns over long-term periods.

                                      THE
                                     ROYCE
                                     FUNDS

                              WEALTH OF EXPERIENCE

With approximately $3.3 billion in total assets under management, Royce & Associates is an independent firm committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes three Portfolio Managers and a Managing Director, as well as six analysts and four traders.

                          MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

                              CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

                             CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $45 MILLION invested in The Royce Funds.

                                 THE ROYCE FUNDS

                  1414 AVENUE OF THE AMERICAS, NEW YORK NY 10019


GENERAL INFORMATION                 BROKER/DEALER SERVICES
ADDITIONAL REPORT COPIES            FOR FUND MATERIALS AND PERFORMANCE UPDATES
(800) 221-4268                      (800) 59-ROYCE (597-6923)


STATE STREET BANK                   ADVISOR SERVICES
AND TRUST COMPANY                   FOR FUND MATERIALS, PERFORMANCE UPDATES,
CUSTODIAN, TRANSFER AGENT           TRANSACTIONS OR ACCOUNT INQUIRIES
AND REGISTRAR (800) 426-5523        (800) 33-ROYCE (337-6923)



                               www.roycefunds.com
                               funds@roycenet.com